UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: January 31, 2015

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

SEMI-ANNUAL REPORT 2015	JANUARY 31, 2015 (UNAUDITED)

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES, CLASS A SHARES, INSTITUTIONAL SHARES & CLASS R SHARES

DOMINI INTERNATIONAL SOCIAL EQUITY FUNDSM

INVESTOR SHARES, CLASS A SHARES & INSTITUTIONAL SHARES

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES & INSTITUTIONAL SHARES

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TABLE OF CONTENTS

2	Letter from the President

The Way You Invest Matters
4	Domini News
6	Domini Social Bond Fund — Investing for Lasting Impact

Fund Performance and Holdings
12	Domini Social Equity Fund
17	Domini International Social Equity Fund
26	Domini Social Bond Fund

35	Expense Example

Financial Statements
37	Domini Social Equity Fund
37	Domini International Social Equity Fund
61	Domini Social Bond Fund

75	Board of Trustees’ Approval of Submanagement Agreement

79	Proxy Voting Information

79	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

On Sunday, September 21, 2014, more than 300,000 people gathered in New York City for the largest climate change march in history. Around the world, more than 2,600 parallel events were held in 162 countries. It was a spirited moment of unity in the face of one of the greatest threats humanity has ever faced. The following day, world leaders met for the UN Climate Summit, a preparation for the COP21 negotiations in Paris at the end of this year.

These events preceded the most important economic event of the six-month period covered by this report. As if in response to these dire warnings, between October and the end of January, the price of crude oil fell from over $100 a barrel to $50. A Goldman Sachs analysis found oil and gas projects representing $930 billion of future investment that are no longer profitable at even $70 per barrel.

Will the price rebound in time to save these projects, or are we seeing a more significant shift in global demand? Are we witnessing the beginning of the end for fossil fuels? Only time will tell, but the prospects are certainly tantalizing.

In contrast to the plummeting price of oil, the “green bond” market experienced a year of incredible growth, more than tripling during 2014 to $39 billion of green bonds issued by more than 70 different entities.

This rapid growth leaves us hopeful that there is indeed strong and growing demand for investments that produce meaningful and lasting value for society.

In this report, we focus on the social and environmental objectives of the Domini Social Bond Fund. In the past ten years, we’ve built a strong relationship with Wellington Management. It has been a collaborative and rewarding experience for us. It was therefore a natural progression to hire Wellington to manage our bond fund, and on January 7, 2015, Wellington assumed the role of submanager of the Fund.

Bond funds are, admittedly, not the most exciting financial vehicle to talk about. Their very nature repels interest and excitement. In addition, the language used in the fixed income world is opaque to most members of the general public, including many investors who are quite comfortable talking about stocks. After all, a stock represents ownership in a corporation, many of which are present in our daily lives. By contrast, the bond fund world is abstract, jargon-laden and highly mathematical. It appears to have little to do with you, me, or the real world.

THE WAY YOU INVEST MATTERS®

Nothing could be farther from the truth. Think of a bond as a loan. The borrower can explain what he needs the money for by specifying the “use of proceeds” or the borrower can simply say, trust me, I intend to use it for lawful purposes (a “general obligation bond”). As responsible investors, we’re interested in learning more about the borrower, and when we can get the information, we’d like to know the purpose of the loan.

Bonds can help to make affordable housing a reality for millions. Bonds can help to revitalize neighborhoods and produce clean water systems. Bonds can help small communities and entire nations mitigate climate change and adapt to the climatic changes that we cannot reverse.

According to the International Energy Agency, the world will need annual investments of roughly $1 trillion through 2050 to effect the necessary transition to a cleaner future and a stable climate. Your boring old bond fund can play a part in that important work.

Our approach to investing is built on the notion that every investment decision matters. Our long-term goals are universal human dignity and environmental sustainability. These are big aspirational goals, but we implement them day by day, decision by decision. For example, we can choose to help the State of California refurbish schools and recreation areas by buying a bond. We can participate in the financing of a hospital that serves the Washington Heights/Inwood section of Manhattan, where more than 33% of the area’s 248,508 residents reported no current health care coverage, and 23,000 did not get needed medical care in the past year.

All of these decisions have real world implications. And the communication of the standards that guide these decisions matter as well. That is why we put so much effort into our website and into these reports. When enough investors publicly state that political corruption is so important they will refuse to purchase debt issued by corrupt regimes, governments will listen.

As always, I thank you for your investment and for your confidence in Domini Social Investments.

Very truly yours,

Amy Domini

amy@domini.com

THE WAY YOU INVEST MATTERS®

DOMINI NEWS

Domini International Social Equity Fund Receives Five Star Overall Morningstar Rating

We apply social, environmental and governance standards to all of our investments, believing they help identify opportunities to provide competitive returns to our fund shareholders while also helping to create a more just and sustainable global economic system.

We are very pleased to announce that the Domini International Social Equity Fund Investor (DOMIX) and Institutional (DOMOX) share classes received an Overall Morningstar rating of five-stars, as of December 31, 2014, based on risk-adjusted returns.

The Fund received five stars for the last 3 and 5-years, rated against 303 and 262 U.S. domiciled Foreign Large Value funds, respectively.

Past performance is no guarantee of future results. Investment return, principal value, and yield will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investing internationally involves special risks, including currency fluctuations, political and economic instability, increased volatility and differing securities regulations and accounting standards. The fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. You may lose money.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds’ monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

Morningstar Rating is for the Investor and Institutional share classes only; other classes may have different performance characteristics. Fees have been waived or expenses advanced during the period on which the Fund’s ranking is based, which may have had a material effect on the total return or yield for that period, and therefore the rating for the period.

© 2015 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

THE WAY YOU INVEST MATTERS®

Shin Furuya Profiled in Journal of Environmental Investing

“The only way to address enormous environmental challenges is through collective action. The confluence of portfolio risk and physical, environmental, and social risks allows deeper engagement that fully utilizes investors’ expertise and leverage with other stakeholders as a part of a larger community.”

-Shin Furuya

Journal of Environmental Investing

In December, Shin Furuya, Vice President of Responsible Investment Research and Engagement Specialist at Domini, was profiled in the Journal of Environmental Investing. Shin was honored to be included among the Journal’s selection of the world’s most influential environmental investors. In his interview, Shin shares his perspectives on the renewable energy landscape.

Domini Advises on Development of Human Rights Reporting Framework

The United Nations adopted its Guiding Principles on Human Rights in 2011, outlining the respective human rights obligations of governments and corporations. The Guiding Principles include the responsibility of corporations to be transparent about their human rights performance, but do not spell out what these reports should look like. In March, as this report went to print, the UNGP Reporting Framework was launched, providing comprehensive guidance for corporations to report on their impact on human rights throughout their global operations. The project was guided by a 16-member Eminent Persons Group, including Domini Managing Director, Adam Kanzer. The reporting framework was supported by investors representing nearly $4 trillion under management.

MeadWestvaco Agrees to Fully Disclose its Political Contributions

We are encouraging corporations to carefully consider the many risks of political spending, including risks to the company reputation and to our democracy. Currently, 138 large public companies have committed to disclosure of their political spending policies, the details of the spending, and board oversight. We were pleased to add MeadWestvaco, an American packaging company, to these growing ranks. The company agreed to fully disclose its political contributions, including political payments to trade associations, in response to a Domini shareholder proposal.

Every quarter, Domini publishes a Social Impact Update highlighting how your investment dollars are working for change. Visit www.domini.com to read more.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The composition of the Funds’ portfolios is subject to change. 03/15.

THE WAY YOU INVEST MATTERS®

DOMINI SOCIAL BOND FUND — INVESTING FOR LASTING IMPACT

On January 7, 2015, Wellington Management became the submanager for the Domini Social Bond Fund, bringing more than eighty years of experience in the fixed income markets to the Fund and extending our ten-year relationship. Each of Domini’s mutual funds is managed through a two-step process designed to capitalize on the strengths of Domini Social Investments and Wellington Management. Domini establishes and applies the social, environmental and governance standards for the funds, and Wellington then uses a systematic and disciplined investment process to create each portfolio.

Fixed-income investments provide an important opportunity to create public goods, address a wide range of economic disparities in our society, and to fill certain capital gaps – funding needs that have often received insufficient attention from investors. We seek to address some of these disparities through the investments of the Domini Social Bond Fund, while simultaneously seeking to achieve competitive returns for our Fund’s investors.

The following provides an overview of the social and environmental objectives of the Fund, particularly those addressing access to healthcare, climate change and affordable housing.

Standard Setting by Asset Class

Stock ownership offers the opportunity to set standards for corporate behavior and to influence management through the exercise of shareholder rights. Fixed income investments offer a different set of opportunities for long-term, lasting impact.

If you think of a bond as a loan, the key questions for responsible lenders should be: To whom am I loaning my money and for what purpose? Despite some of the complex details of the fixed income markets, we believe these are the threshold questions that responsible investors should ask.

Domini’s Global Investment Standards are directed towards two long-term goals: universal human dignity and the preservation and enrichment of the environment. The standards applied to the Domini Social Bond Fund’s portfolio focus on three key themes:

•	Increasing access to capital for those historically underserved by the mainstream financial community

•	Creating public goods for those most in need

•	Filling capital gaps left by current financial practice

THE WAY YOU INVEST MATTERS®

These three themes flow from our belief that healthy economies must be built on a strong foundation of fairness and opportunity for all.

We look to diversify our holdings in the Fund across a broad range of social issues, including affordable housing, small business development, education, community revitalization, rural economic development, the environment, and health care.

Below, we provide examples of several types of fixed income investments and the standards we utilize to select the Fund’s holdings.

Financing Governments

Governments around the world issue bonds (or “debt”) to finance a wide variety of public goods including education, infrastructure, national defense, the judiciary and social welfare. Although sovereign debt is issued to finance such public goods, debt raised by governments with a history of corruption can be misallocated and misused at the expense of the well-being of the nation and their own citizens.

We therefore use indicators of political freedom and corruption, including Transparency International’s global corruption index, to eliminate from consideration certain countries’ bonds. We use these threshold indicators to help us to identify a country’s ability and willingness to utilize the proceeds of these offerings for proper purposes.

In addition, we will not invest in debt issued by certain “tax haven” jurisdictions — countries characterized by low or no taxes, financial secrecy laws, and light regulation. Tax havens can help to facilitate criminal activity, including allowing dictators to shelter embezzled funds, and wide scale tax avoidance by corporations and wealthy individuals. Tax havens foster global economic inequality, which is destabilizing to the financial markets and to society.

We do not invest in U.S. Treasuries or Russian government debt, as these instruments partially finance the maintenance of these countries’ nuclear weapons arsenals. The United States and Russia possess over 90% of the world’s nuclear warheads. We believe they carry a special obligation to eliminate this global threat.

Municipal Bonds

We generally consider municipal bonds — debt issued by states, cities or counties or other quasi-public organizations — to be closely aligned with our investment objectives, particularly when they are issued by jurisdictions with below-average resources. They can help to finance the creation of substantial public goods, such as transportation infrastructure, educational facilities, brownfield redevelopment, technical assistance for small enterprises, and other services needed to close the gap between these localities and the rest of society.

THE WAY YOU INVEST MATTERS®

When identifying appropriate municipal bonds for the Fund, we are seeking to make investments that address unmet needs, and are particularly interested in bonds designed to improve healthcare in underserved areas. One such investment held in the Fund is a hospital revenue bond issued by New York-Presbyterian Hospital, based in New York City, one of the nation’s largest not-for-profit, non-sectarian hospitals, with nearly two million inpatient and outpatient visits each year. In 2013, 32% of the hospital’s patients received Medicare. In 2011 and 2012, provision of healthcare to the Medicare patient population generated annual shortfalls of more than $100 million. Among other important programs to increase access to healthcare for the communities it serves, the hospital operates an Ambulatory Care Network, a community-centered model consisting of thirteen primary care sites and seven school-based health centers providing a wide variety of medical services.

The Fund also purchased a bond issued by the State of California to improve school and recreation facilities, and a water utility, and a bond issued by Puerto Rico designed to fund the Commonwealth Government Employees Retirement System’s pension plan.

Municipal bonds can also help to ensure broad access to environmentally beneficial technologies to all members of society. We therefore look to invest in municipal bonds that generate environmentally positive impacts for underserved communities. Municipal issuers have a key role to play in terms of climate adaptation, disaster prevention and recovery. We are seeking to purchase these types of bonds as well.

We will seek to avoid purchasing the relatively few government-issued bonds that are explicitly issued to finance the development of projects, such as nuclear power plants or casinos, which are fundamentally misaligned with our investment objectives.

Green Bonds

Green Bonds are designed to finance projects and activities that address climate change or serve other environmentally beneficial purposes. These environmentally themed bonds are rapidly growing as a new asset class, with issuers including supranational banks, governments, and corporate entities. The market for green bonds more than tripled in 2014, rising from only $3-5 billion per year between 2007 and 2012 to $39 billion in 2014.

THE WAY YOU INVEST MATTERS®

Today, we are cautiously optimistic about the development of this new asset class. The stakes are high, however, as this market develops. We are concerned, for example, that an overly aggressive use of the word “green” could conceal environmentally harmful impacts, threatening the credibility of this important avenue for financing critical unmet environmental needs. We therefore established our own guidelines to identify appropriate green bonds for the Fund, considering the social and environmental record of the issuer as well as the specific purpose of the bond.

OUR APPROACH TO GREEN BONDS

The following are some of the key questions Domini asks when evaluating green bonds:

• Who benefits from the proceeds of the bond? We favor investments that generate positive impacts for people and communities in need, with a special focus on vulnerable groups, including low-income populations, minorities, and immigrants.

•  Can the proceeds from the bond contribute to innovations that address serious sustainability challenges? We favor investments such as those mitigating the impacts of fossil fuels in energy-intensive industries, promoting energy efficiency, or otherwise addressing environmental and social justice issues.

• What is the quality of the issuer’s relations with communities, customers, employees, suppliers and the environment? Does the issuer maintain credible due diligence processes to address environmental and social risks?

We will seek to avoid the following:

• Bonds that finance projects with substantial sustainability concerns such as first-generation biofuels, waste-to-energy plants using toxic substances, or projects that prolong fossil fuel dependence such as carbon capture sequestration or refurbishment of coal power plants.

• Bonds issued to finance nuclear power, activities related to the mining of coal or uranium, or the production of weapons, tobacco, alcohol or gambling.

THE WAY YOU INVEST MATTERS®

Green Buildings

Significant capital will be needed to finance the transition to a low carbon economy and adapt to the physical impacts of climate change. For example, while current investments in clean energy alone are approximately $250 billion per year, the International Energy Agency has estimated that limiting the increase in global temperature to two degrees Celsius above preindustrial levels requires average additional investments in clean energy of at least $1 trillion per year between now and 2050.

We believe that the real estate industry is in a unique position to reduce greenhouse gas emissions through energy efficiency improvements that are low cost and that create value within the underlying asset. We have therefore purchased several bonds designed to finance green buildings. In particular, we are looking for the U.S. Green Building Council’s LEED (Leadership in Energy and Environmental Design) certification, a comprehensive green building certification program that recognizes best-in-class building strategies and practices.

For example, the Fund holds a bond issued by the Massachusetts Institute of Technology to finance five buildings with strong environmental credentials; four have received LEED Gold certification and one received LEED Silver certification. Another bond, issued by Regency Centers LP, a firm that develops and manages community retail shopping centers throughout the United States, has been used to finance existing properties and properties under development where the company is seeking or has already been awarded LEED certification.

Affordable Housing

The Domini Social Bond Fund has maintained a long-term commitment to affordable housing, which the Fund supports primarily through the purchase of securities backed by pools of mortgages.

Fannie Mae and Freddie Mac, two U.S. government-sponsored entities, play a particularly prominent role in increasing access to affordable housing and sustaining the housing recovery in this country. Among the range of debt instruments they offer, those targeted to low income neighborhoods, low-income borrowers, multi-family housing or specific community revitalization projects have a particularly direct social impact. Also, these institutions have specific programs to help homeowners stay in their homes or otherwise avoid foreclosure. These efforts have helped to stabilize neighborhoods, home prices, and the housing market.

The Fund also holds a security issued by Community Reinvestment Fund USA (CRF). CRF purchases existing multifamily affordable housing mortgages in order to recapitalize local affordable housing loan funds. CRF requires that the local lending partner reinvest those new funds in affordable housing.

THE WAY YOU INVEST MATTERS®

The security held by the Fund includes loans purchased from Neighborhood Lending Partners (NLP), a Florida nonprofit affordable housing lender. NLP reinvested a portion of the funds from this bond in an 84 unit, family oriented, affordable housing community for farm-worker families. The greatest shortage in affordable housing is affordable housing units for large families. This NLP-funded project features three and four bedroom units, each with two bathrooms. It also includes family-oriented amenities like tot lots, a swimming pool, volleyball courts and classrooms.

The holdings discussed above can be found in the portfolio of the Domini Social Bond Fund, included herein. The composition of the Fund’s portfolio is subject to change.

The Domini Social Bond Fund may hold a substantial portion of its assets in the direct obligations of U.S. government agencies and government-sponsored entities, including Fannie Mae and Freddie Mac, and in the mortgage-backed securities of Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Fannie Mae and Freddie Mac are government-chartered corporations whose mandate is to enhance liquidity in the secondary mortgage markets. (Ginnie Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Macs and Fannie Maes are backed by their respective issuer only, and are not guaranteed or insured by the U.S. government or the U.S. Treasury.)

The Domini Social Bond Fund is not insured and is subject to market risks, including interest rate and credit risks. You may lose money. During periods of rising interest rates, bond funds can lose value. The Domini Social Bond Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates, mortgage-backed securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates. Some of the Domini Social Bond Fund’s community development investments may be unrated and carry greater credit risks than its other investments.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The preceding should not be deemed an offer to sell or a solicitation of an offer to buy the stocks or bonds of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

This material must be preceded or accompanied by a current prospectus. DSIL Investment Services LLC, Distributor. 03/15

DOMINI SOCIAL EQUITY FUND

Fund Performance and Holdings

The table and bar charts below provide information as of January 31, 2015, about the ten largest holdings of the Domini Social Equity Fund and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Apple Inc	5.7%	Apache Corp	2.7%
Microsoft Corp	3.6%	Southwest Airlines Co	2.6%
Kroger Co/The	3.1%	Celgene Corp	2.3%
Intel Corp	3.0%	Qualcomm Inc	2.3%
Consolidated Edison Inc	2.9%	Gilead Sciences Inc	2.3%

PORTFILIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Domini Social Equity Fund’s Portfolio of Investments (as of 1/31/15), included herein. The composition of the Fund’s portfolio is subject to change.

DOMINI SOCIAL EQUITY FUND AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Investor shares	Class A shares (with 4.75% maximum Sales Charge)[1]	Class A shares (without Sales Charge)[1]	Institutional shares[2]	Class R shares[3]	S&P 500
As of 1/31/15	1 Year	14.65%	9.12%	14.56%	15.05%	14.93%	14.22%
	5 Year	14.48%	13.41%	14.52%	14.96%	14.86%	15.60%
	10 Year	6.65%	6.13%	6.65%	6.65%	7.00%	7.61%
	Since Inception (6/3/91)	8.63%	8.40%	8.63%	8.63%	8.79%	9.35%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies to sales/exchanges made less than 30 days after the settlement of purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, during which net operating expenses were capped by the Fund’s Manager, the Fund’s gross annual operating expenses totaled 1.20% (Investor shares), 1.54% (Class A shares), 0.81% (Institutional shares), and 0.90% (Class R shares) of net assets representing each share class, respectively. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary expenses to 1.25% (Investor shares), 1.18% (Class A shares), 0.80% (Institutional shares) and 0.90% (Class R shares) of its average daily net assets representing each share class, respectively, absent an earlier modification by the Fund’s Board. The Fund’s total returns may have been lower without these limits.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged index of common stocks. You cannot invest directly in an index.

1Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charge of 4.75%.

2Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

3Reflects the performance of the Investor shares prior to November 28, 2003, the date the Class R shares were first offered. This earlier performance has not been adjusted to take into account the lower expenses applicable to Class R shares.

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

January 31, 2015 (Unaudited)

SECURITY	SHARES	VALUE

Common Stocks – 99.1%
Consumer Discretionary – 13.6%
Amazon.com Inc (a)	29	$10,281
Bed Bath & Beyond Inc (a)	311,800	23,313,286
Best Buy Co Inc	79,466	2,797,203
Buckle Inc/The	43,100	2,189,049
Chipotle Mexican Grill Inc (a)	19,935	14,150,660
Coach Inc	133	4,946
Expedia Inc	56,200	4,829,266
FUJIFILM Holdings Corp ADR	92,900	3,121,440
Fossil Group Inc (a)	59,200	5,789,760
Gap Inc/The	471,640	19,426,852
Garmin Ltd	54,956	2,877,496
Home Depot Inc/The	218	22,764
JC Penney Co Inc (a)	1,546	11,239
Johnson Controls Inc	283	13,151
Kohl’s Corp	343,600	20,519,792
L Brands Inc	219	18,534
Lowe’s Cos Inc	364	24,665
Marriott International Inc/MD Cl A	55,085	4,103,833
McDonald’s Corp	101	9,336
NIKE Inc Cl B	188	17,343
Ross Stores Inc	156,600	14,361,786
Scholastic Corp	316	11,622
Scripps Networks Interactive Inc Cl A	127,791	9,084,662
Sony Corp ADR	174,800	4,071,092
Staples Inc	666	11,355
Starbucks Corp	207	18,119
Target Corp	37,281	2,744,254
Tiffany & Co	152	13,169
Time Warner Inc	160,932	12,541,431
Walt Disney Co/The	242	22,012

		146,130,398

Consumer Staples – 9.3%
Avon Products Inc	954	7,384
Casey’s General Stores Inc	62,600	5,715,380
Coca-Cola Co/The	292	12,022
Costco Wholesale Corp	120	17,159
Delhaize Group SA ADR	226,400	4,684,216
Estee Lauder Cos Inc/The Cl A	63,600	4,489,524

SECURITY	SHARES	VALUE

Consumer Staples (Continued)
JM Smucker Co/The	146,600	$15,121,790
Kellogg Co	71,700	4,702,086
Keurig Green Mountain Inc	105,700	12,954,592
Kimberly-Clark Corp	141	15,222
Koninklijke Ahold NV ADR	586,800	10,609,344
Kraft Foods Group Inc	223	14,571
Kroger Co/The	479,887	33,136,196
Mondelez International Inc Cl A	265	9,339
PepsiCo Inc	97,261	9,121,137
Procter & Gamble Co/The	155	13,065
Whole Foods Market Inc	248	12,920

		100,635,947

Energy – 6.0%
ARC Resources Ltd	380	6,893
Apache Corp	463,613	29,008,265
Concho Resources Inc (a)	100	11,085
National Oilwell Varco Inc	286,820	15,611,613
Newfield Exploration Co (a)	173,130	5,155,811
Noble Energy Inc	170	8,116
Oil States International Inc	215,200	8,838,264
Pioneer Natural Resources Co	88	13,247
Southwestern Energy Co (a)	244,965	6,072,682

		64,725,976

Financials – 18.0%
American Capital Agency Corp	110,000	2,370,500
American Express Co	191	15,412
Apollo Investment Corp	2,091,200	14,889,344
Banco Bradesco SA ADR	184,100	2,297,568
CIT Group Inc	289,400	12,681,508

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

SECURITY	SHARES	VALUE

Financials (Continued)
Hartford Financial Services Group Inc/The	465,759	$18,118,025
Hatteras Financial Corp	315,100	5,728,518
ING Groep NV ADR (a)	311,719	3,877,784
Invesco Mortgage Capital Inc	153,900	2,360,826
Itau Unibanco Holding SA ADR	188,800	2,288,256
Kimco Realty Corp	834,480	23,073,371
Lincoln National Corp	322,000	16,093,560
MFA Financial Inc	927,600	7,272,384
MetLife Inc	324,600	15,093,900
PNC Financial Services Group Inc/The	190	16,063
Piedmont Office Realty Trust Inc Cl A	741,800	14,487,354
Prospect Capital Corp	994,195	8,202,109
Prudential Financial Inc	202,800	15,388,464
Reinsurance Group of America Inc	68,900	5,705,609
Symetra Financial Corp	126,344	2,566,047
Two Harbors Investment Corp	268,300	2,768,856
US Bancorp/MN	346	14,501
Unum Group	516,300	16,036,278
Voya Financial Inc	72,000	2,808,720

		194,154,957

Health Care – 13.1%
Alexion Pharmaceuticals Inc (a)	40,900	7,494,516
Becton Dickinson and Co	128	17,674
Bio-Rad Laboratories Inc Cl A (a)	56,735	6,494,455
Biogen Idec Inc (a)	8,300	3,230,028
Bristol-Myers Squibb Co	70,100	4,224,927
Celgene Corp	210,769	25,115,234
Edwards Lifesciences Corp (a)	176,100	22,074,135
Gilead Sciences Inc (a)	232,289	24,350,856

SECURITY	SHARES	VALUE

Health Care (Continued)
Hospira Inc (a)	195,100	$12,375,193
Novo Nordisk A/S ADR	287,900	12,828,824
Shire PLC ADR	79,549	17,441,914
VCA Inc (a)	109,800	5,720,580

		141,368,336

Industrials – 8.9%
3M Co	115	18,665
Cummins Inc	170,736	23,810,842
Deluxe Corp	38,600	2,506,298
Emerson Electric Co	298,500	16,996,590
First Solar Inc (a)	358	15,151
Herman Miller Inc	422	12,259
Interface Inc	692	10,871
JetBlue Airways Corp (a)	1,688	28,342
KLX Inc (a)	68,300	2,684,873
Pitney Bowes Inc	375,000	8,992,500
RR Donnelley & Sons Co	398,029	6,555,538
Southwest Airlines Co	616,898	27,871,451
United Parcel Service Inc Cl B	131	12,948
WABCO Holdings Inc (a)	61,400	5,843,438

		95,359,766

Information Technology – 21.3%
Advanced Micro Devices Inc (a)	3,150	8,096
Apple Inc	520,872	61,025,363
Applied Materials Inc	762	17,404
Broadcom Corp Cl A	95,914	4,070,111
Cisco Systems Inc	504	13,288
EMC Corp/MA	373	9,672
Electronic Arts Inc (a)	196,853	10,799,356
F5 Networks Inc (a)	66,300	7,400,406
Facebook Inc Cl A (a)	225,600	17,125,296
Google Inc Cl A	16	8,601
Google Inc Cl C (a)	16	8,552
Intel Corp	985,541	32,562,275
International Business Machines Corp	56,019	8,588,273
MasterCard Inc Cl A	32,400	2,657,772

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

SECURITY	SHARES	VALUE

Information Technology (Continued)
Microsoft Corp	950,561	$38,402,664
Motorola Solutions Inc	201	12,544
Power Integrations Inc	260	13,411
QUALCOMM Inc	391,793	24,471,391
Red Hat Inc (a)	107,700	6,870,183
SunPower Corp (a)	1,124	27,111
Texas Instruments Inc	300	16,035
United Microelectronics Corp ADR	1,786,000	4,250,680
Western Digital Corp	112,400	10,928,652
Xerox Corp	1,209	15,923
Yahoo! Inc (a)	649	28,550

		229,331,609

Materials – 1.6%
Alcoa Inc	589,914	9,232,154
Domtar Corp	205,800	7,882,140
MeadWestvaco Corp	329	16,542
Nucor Corp	230	10,040

		17,140,876

Telecommunication Services – 4.4%
AT&T Inc	382,115	12,579,226
America Movil SAB de CV ADR Cl L	120,100	2,568,939
CenturyLink Inc	645,770	24,003,270
Frontier Communications Corp	677,068	4,546,512
Spark New Zealand Ltd ADR	321,100	3,817,879
Verizon Communications Inc	263	12,022

		47,527,848

SECURITY	SHARES	VALUE
Utilities – 2.9%
Consolidated Edison Inc	452,793	$31,369,499
Energen Corp	187	11,860

		31,381,359

Total Common Stocks – 99.1% (Cost $923,565,548) (b)		1,067,757,072

Other Assets, less liabilities – 0.9%		10,135,139

Net Assets – 100.0%		$1,077,892,211

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $923,861,934. The aggregate gross unrealized appreciation is $183,158,969 and the aggregate gross unrealized depreciation is $39,263,831, resulting in net unrealized appreciation of $143,895,138.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Fund Performance and Holdings

The table and bar charts below provide information as of January 31, 2015, about the ten largest holdings of the Domini International Social Equity Fund and its portfolio holdings by industry sector and country:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Novartis AG	4.4%	Orange	2.0%
Unilever PLC	2.4%	Shire PLC	2.0%
Allianz SE	2.2%	Neste Oil Oyj	1.9%
Central Japan Railway Co	2.1%	Henkel AG & Co KGaA Vorzug	1.9%
Merck KGaA	2.0%	AXA SA	1.8%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

*Other countries include China (0.9%), Mexico (0.9%), Austria (0.8%), South Africa (0.7%), Russia (0.5%), Taiwan (0.5%), Poland (0.4%), Italy (0.3%), Ireland (0.2%), Philippines (0.2%), India (0.1%), Indonesia (0.1%) and United States (0.1%).

The holdings mentioned above are described in the Domini International Social Equity Fund’s Portfolio of Investments (as of 1/31/15), included herein. The composition of the Fund’s portfolio is subject to change.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Investor shares	Class A shares (with 4.75% maximum Sales Charge)[1]	Class A shares (without Sales Charge)[1]	Institutional shares[2]	MSCI EAFE
As of 1/31/15	1 Year	3.14%	-1.64%	3.27%	3.55%	0.01%
	5 Year	8.79%	7.78%	8.84%	8.79%	6.87%
	Since Inception (12/27/06)	0.37%	-0.23%	0.37%	0.37%	1.56%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies to sales/exchanges made less than 30 days after the settlement of purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, during which net operating expenses were capped by the Fund’s Manager, the Fund’s gross annual operating expenses totaled 1.62% (Investor shares), 1.82% (Class A shares), and 1.16% (Institutional shares) of net assets representing each share class, respectively. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary expenses to 1.60% (Investor shares), 1.57% (Class A shares), and 1.27% (Institutional shares) of its average daily net assets representing each share class, respectively, absent an earlier modification by the Fund’s Board. The Fund’s total return may have been lower without this limit.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation and periods of illiquidity. These risks are magnified in emerging markets.

The MSCI EAFE Index is an unmanaged index of common stocks. You cannot invest directly in an index.

1Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but, where noted, does reflect an adjustment for the maximum applicable sales charges of 4.75%.

2Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 30, 2012, is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

January 31, 2015 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stock – 96.3%
Australia – 1.7%
Alumina Ltd (a)	Materials	2,748,100	$4,114,714
Bendigo & Adelaide Bank Ltd	Banks	52,712	546,063
Harvey Norman Holdings Ltd	Retailing	184,400	563,390

			5,224,167

Austria – 0.8%
Raiffeisen Bank International AG	Banks	96,500	1,126,064
voestalpine AG	Materials	43,404	1,543,607

			2,669,671

Belgium – 1.4%
Delhaize Group SA	Food & Staples Retailing	53,915	4,478,846

			4,478,846

Brazil – 0.5%
Banco do Brasil SA	Banks	206,690	1,590,871

			1,590,871

China – 0.9%
Beijing Capital International Airport Co Ltd	Transportation	722,700	684,712
Byd Co Ltd Cl H	Automobiles & Components	3,000	10,875
China Travel International Investment Hong Kong Ltd	Consumer Services	4,776,000	1,585,498
Sino-Ocean Land Holdings Ltd	Real Estate	722,801	464,930

			2,746,015

Denmark – 2.5%
Danske Bank A/S	Banks	149,209	3,854,828
Pandora A/S	Consumer Durables & Apparel	7,470	533,037
Vestas Wind Systems A/S (a)	Capital Goods	89,618	3,475,623

			7,863,488

Finland – 3.7%
Metso OYJ	Capital Goods	51,414	1,562,139
Neste Oil OYJ	Energy	217,225	6,032,400
Nokia OYJ	Technology Hardware & Equipment	428,012	3,287,131
Valmet OYJ	Capital Goods	57,794	743,162

			11,624,832

France – 7.3%
AXA SA	Insurance	245,352	5,731,391
Cap Gemini SA	Software & Services	44,893	3,253,870
CNP Assurances	Insurance	99,151	1,738,256
Credit Agricole SA	Banks	272,893	3,231,982
Orange SA	Telecommunication Services	355,269	6,241,703

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
France (Continued)
Peugeot SA (a)	Automobiles & Components	33,500	$482,221
Sanofi	Pharma, Biotech & Life Sciences	14,933	1,374,038
Valeo SA	Automobiles & Components	6,648	936,094

			22,989,555

Germany – 8.3%
Allianz SE	Insurance	41,406	6,818,129
Continental AG	Automobiles & Components	24,425	5,503,866
Deutsche Post AG	Transportation	500	16,159
Merck KGaA	Pharma, Biotech & Life Sciences	64,310	6,416,819
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	22,091	4,422,767
ProSiebenSat.1 Media AG	Media	71,300	3,151,960

			26,329,700

Hong Kong – 4.7%
Great Eagle Holdings Ltd	Real Estate	325,585	1,084,030
Hongkong Land Holdings Ltd	Real Estate	93,800	694,595
Hysan Development Co Ltd	Real Estate	224,800	1,089,245
PCCW Ltd	Telecommunication Services	1,960,683	1,295,432
Sino Land Co Ltd	Real Estate	1,158,985	1,943,871
Swire Pacific Ltd Cl A	Real Estate	174,700	2,339,191
Wharf Holdings Ltd/The	Real Estate	261,520	2,126,752
Wheelock & Co Ltd	Real Estate	743,671	4,216,529

			14,789,645

India – 0.1%
Hero MotoCorp Ltd	Automobiles & Components	9,593	443,485

			443,485

Indonesia – 0.1%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	1,812,700	402,415

			402,415

Ireland – 0.2%
Smurfit Kappa Group PLC	Materials	31,293	768,293
Irish Bank Resolution Corp Ltd/Old (a)(c)	Banks	138,674	0

			768,293

Italy – 0.3%
Intesa Sanpaolo SpA	Banks	161,500	471,620
Tenaris SA	Energy	36,400	487,289

			958,909

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan – 19.4%
Asahi Glass Co Ltd	Capital Goods	534,600	$2,843,216
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	71,930	1,110,653
Calsonic Kansei Corp	Automobiles & Components	350,045	1,988,409
Central Japan Railway Co	Transportation	39,166	6,714,326
Dai Nippon Printing Co Ltd	Commercial & Professional Services	487,000	4,378,480
Daiwa House Industry Co Ltd	Real Estate	135,835	2,500,734
Fast Retailing Co Ltd	Retailing	48	17,802
FUJIFILM Holdings Corp	Technology Hardware & Equipment	131,808	4,453,478
Honda Motor Co Ltd	Automobiles & Components	260	7,843
Ibiden Co Ltd	Technology Hardware & Equipment	92,100	1,384,159
Kawasaki Kisen Kaisha Ltd	Transportation	774,000	2,214,888
MS&AD Insurance Group Holdings Inc	Insurance	115,300	2,802,592
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	379,000	1,955,448
Nissan Motor Co Ltd	Automobiles & Components	55,800	475,677
Nisshin Seifun Group Inc	Food & Beverage	224,565	2,761,043
Nisshin Steel Co Ltd	Materials	186,357	1,928,470
Nomura Real Estate Holdings Inc	Real Estate	30,900	519,792
NTN Corp	Capital Goods	5,300	22,676
ORIX Corp	Diversified Financials	31,200	358,406
Otsuka Holdings Co Ltd	Pharma, Biotech & Life Sciences	102,500	3,170,309
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	19,921	1,280,376
Seiko Epson Corp	Technology Hardware & Equipment	53,415	2,168,693
Seino Holdings Co Ltd	Transportation	169,593	1,844,846
Sharp Corp/Japan (a)	Consumer Durables & Apparel	146,800	287,278
Shionogi & Co Ltd	Pharma, Biotech & Life Sciences	28,900	866,951
Sumitomo Dainippon Pharma Co Ltd	Pharma, Biotech & Life Sciences	144,400	1,517,501
T&D Holdings Inc	Insurance	120,000	1,350,988
TDK Corp	Technology Hardware & Equipment	23,613	1,471,162
Toppan Printing Co Ltd	Commercial & Professional Services	618,651	4,131,395
Toray Industries Inc	Materials	1,394	11,871
Toyo Seikan Group Holdings Ltd	Materials	200,000	2,565,260
Yamada Denki Co Ltd	Retailing	346,315	1,286,222
Yamazaki Baking Co Ltd	Food & Beverage	52,000	765,369

			61,156,313

Mexico – 0.9%
Alfa SAB de CV (a)	Capital Goods	384,700	702,958
America Movil SAB de CV	Telecommunication Services	2,073,500	2,224,031

			2,926,989

Netherlands – 2.6%
Koninklijke Ahold NV	Food & Staples Retailing	313,541	5,651,179
Reed Elsevier NV	Media	79,992	1,953,007
Unilever NV	Food & Beverage	11,600	502,340

			8,106,526

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
New Zealand – 1.5%
Meridian Energy Ltd	Utilities	780,300	$1,081,924
Spark New Zealand Ltd	Telecommunication Services	1,594,989	3,812,718

			4,894,642

Norway – 1.2%
Norsk Hydro ASA	Materials	624,094	3,655,997

			3,655,997

Philippines – 0.2%
Energy Development Corp	Utilities	3,490,900	675,122

			675,122

Poland – 0.4%
Polskie Gornictwo Naftowe i Gazownictwo SA	Energy	965,715	1,137,441

			1,137,441

Russia – 0.5%
VimpelCom Ltd ADR	Telecommunication Services	416,800	1,500,480

			1,500,480

Singapore – 2.1%
DBS Group Holdings Ltd	Banks	297,400	4,335,017
Singapore Post Ltd	Transportation	1,474,614	2,330,667

			6,665,684

South Africa – 0.7%
FirstRand Ltd	Diversified Financials	330,100	1,470,837
Sanlam Ltd	Insurance	141,031	846,321

			2,317,158

South Korea – 2.4%
GS Holdings Corp (a)	Energy	17,288	654,241
Industrial Bank of Korea (a)	Banks	230,235	2,704,641
KT Corp (a)	Telecommunication Services	75,020	2,042,545
LG Display Co Ltd	Technology Hardware & Equipment	25,071	823,786
NongShim Co Ltd	Food & Beverage	6,100	1,288,379

			7,513,592

Spain – 4.0%
Acciona SA (a)	Utilities	12,053	860,414
Acerinox SA	Materials	48,900	726,997
Banco Santander SA (a)	Banks	134,426	902,919
Banco Santander SA Rights (a)(c)	Banks	339,592	51,841
Enagas SA	Utilities	156,500	4,949,175
Gamesa Corp Tecnologica SA (a)	Capital Goods	65,781	649,468
Red Electrica Corp SA	Utilities	54,505	4,637,355

			12,778,169

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Sweden – 3.6%
Atlas Copco AB Cl A	Capital Goods	440	$13,031
Hennes & Mauritz AB Cl B	Retailing	277	11,397
Holmen AB Cl B	Materials	72,009	2,598,706
Husqvarna AB Cl B	Consumer Durables & Apparel	164,763	1,144,549
Industrivarden AB Cl C	Diversified Financials	23,697	422,144
Investor AB Cl B	Diversified Financials	104,175	3,791,592
Securitas AB Cl B	Commercial & Professional Services	81,583	994,618
SKF AB Cl B	Capital Goods	385	9,077
Tele2 AB Cl B	Telecommunication Services	167,263	1,892,608
TeliaSonera AB	Telecommunication Services	100,064	616,701

			11,494,423

Switzerland – 7.4%
Aryzta AG	Food & Beverage	19,183	1,435,246
Novartis AG	Pharma, Biotech & Life Sciences	141,637	13,775,156
Swiss Life Holding AG	Insurance	13,792	3,071,544
Swiss Re AG	Insurance	55,304	4,978,798

			23,260,744

Taiwan – 0.5%
Asustek Computer Inc	Technology Hardware & Equipment	71,011	742,179
United Microelectronics Corp	Semiconductors & Semiconductor Equipment	1,474,100	713,822

			1,456,001

United Kingdom – 16.3%
3i Group PLC	Diversified Financials	610,898	4,200,907
Aggreko PLC	Commercial & Professional Services	201,049	4,675,484
Aviva PLC	Insurance	389,986	3,085,270
Berkeley Group Holdings PLC	Consumer Durables & Apparel	48,300	1,755,545
Hammerson PLC	Real Estate	173,677	1,792,043
InterContinental Hotels Group PLC	Consumer Services	124,140	4,936,285
Intu Properties PLC	Real Estate	356,374	1,950,226
Man Group PLC	Diversified Financials	300,200	805,874
Marks & Spencer Group PLC	Retailing	1,781	12,909
Melrose Industries PLC	Capital Goods	1,162,633	4,614,893
Mondi PLC	Materials	92,900	1,652,499
Persimmon PLC (a)	Consumer Durables & Apparel	90,820	2,167,927
Shire PLC	Pharma, Biotech & Life Sciences	85,282	6,206,780
Taylor Wimpey PLC	Consumer Durables & Apparel	942,085	1,908,442
Unilever PLC	Food & Beverage	175,658	7,712,845
Wolseley PLC	Capital Goods	70,100	4,051,750

			51,529,679

United States – 0.1%
Core Laboratories NV	Energy	4,022	373,041

			373,041

Total Common Stock (Cost $280,994,596)			304,321,893

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Preferred Stock – 3.3%
Brazil – 1.4%
Banco Bradesco SA	Banks	193,500	$2,438,262
Itau Unibanco Holding SA	Banks	174,470	2,140,351

			4,578,613

Germany – 1.9%
Henkel AG & Co KGaA	Household & Personal Products	51,635	5,903,696

			5,903,696

Total Preferred Stock (Cost $9,602,074)			10,482,309

Total Investments – 99.6% (Cost $290,596,670) (b)			314,804,202

Other Assets, less liabilities – 0.4%			1,318,357

Net Assets – 100.0%			$316,122,559

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $293,941,230. The aggregate gross unrealized appreciation is $31,245,467 and the aggregate gross unrealized depreciation is $10,382,495, resulting in net unrealized appreciation of $20,862,972.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

ADR — American Depository Receipt

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

Fund Performance and Holdings

The bar chart below provides information as of January 31, 2015, about the percentage of the Domini Social Bond Fund’s portfolio holdings invested in various types of debt obligations:

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

DOMINI SOCIAL BOND FUND AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Investor shares	Institutional shares[1]	Barclays Capital Intermediate Aggregate Index	Barclays U.S. Aggregate Index
As of 1/31/15	1 Year	4.45%	4.57%	4.38%	6.61%
	5 Year	3.07%	3.07%	3.70%	4.57%
	10 Year	3.85%	3.85%	4.45%	4.86%
	Since Inception (6/1/00)	4.74%	4.74%	5.41%	5.85%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies to sales/exchanges made less than 30 days after the settlement of purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, during which net operating expenses were capped by the Fund’s Manager, the Fund’s gross annual operating expenses totaled 1.24% (Investor shares) and 1.02% (Institutional shares) of net assets representing each share class, respectively. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary expenses to 0.95% (Investor shares) and 0.65% (Institutional shares) of its average daily net assets representing each share class, respectively, absent an earlier modification by the Fund’s Board. The Fund’s total returns would have been lower without these limits.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks and credit risks. During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risk than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The Barclays U.S. Aggregate Bond Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities, and the Barclays Capital Intermediate Aggregate Index (BCIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Effective 1/7/15, the Fund’s performance benchmark changed from the BCIA to the Barclays U.S. Aggregate Bond Index. See the Fund’s prospectus for more information. You cannot invest directly in an index.

1Institutional shares were not offered prior to November 30, 2011. All performance information for time periods beginning prior to November 30, 2011, is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

January 31, 2015 (Unaudited)

	Principal Amount	Value
Mortgage Backed Securities – 38.8%
Agency Collateralized Mortgage Obligations – 2.2%
FHR 3877 LM, 3.500%, 6/15/2026	$780,000	$841,052
FHR 3768 CB, 3.500%, 12/15/2025	343,000	372,168
FHR 3800 CB, 3.500%, 2/15/2026	383,000	416,561
FHR 3806 L, 3.500%, 2/15/2026	847,000	917,369
FNR 2012-17 BC, 3.500%, 3/25/2027	368,000	401,224

		2,948,374

Commercial Mortgage Backed Securities – 2.6%
CRFCM 2004-1A A 144A, 5.500%, VR, 4/25/2035 (f)	302,479	302,333
Morgan Stanley BAML Trust, 2.918%, 2/15/2046	360,000	372,222
Morgan Stanley BAML Trust, 3.102%, 5/15/2046	300,000	313,837
Morgan Stanley BAML Trust, 3.741%, 8/15/2047	300,000	327,652
Morgan Stanley BAML Trust, 3.892%, 6/15/2047	300,000	331,396
Morgan Stanley BAML Trust, 4.051%, 4/15/2047	300,000	334,950
Morgan Stanley BAML Trust, 4.083%, VR, 7/15/2046	150,000	168,308
Morgan Stanley BAML Trust, 4.259%, 10/15/2046	300,000	339,833
OBP Depositor LLC Trust 144A, 4.646%, 7/15/2045 (f)	806,000	915,554

		3,406,085

Federal Home Loan Mortgage Corporation – 9.3%
849167, 2.995%, 10/1/2043	882,275	919,248
A12413, 5.000%, 8/1/2033	54,983	60,773
A37619, 4.500%, 9/1/2035	414,631	451,707
A87874, 4.000%, 8/1/2039	125,620	136,913
A89148, 4.000%, 10/1/2039	196,418	210,522
A89384, 4.000%, 10/1/2039	263,515	282,437
A89729, 4.000%, 11/1/2039	131,282	140,709
A93101, 5.000%, 7/1/2040	254,663	281,781
A93996, 4.500%, 9/1/2040	120,271	130,640
A94362, 4.000%, 10/1/2040	303,081	330,396
A94742, 4.000%, 11/1/2040	50,670	55,143
A95084, 4.000%, 11/1/2040	54,483	59,126
A95085, 4.000%, 11/1/2040	435,661	467,134
A95796, 4.000%, 12/1/2040	205,910	221,802
A97047, 4.500%, 2/1/2041	235,507	256,132
FGLMC TBA 30 yr, 3.500%, 2/12/2045 (d)	2,100,000	2,214,393
G01779, 5.000%, 4/1/2035	73,368	81,188
G01828, 4.500%, 4/1/2035	347,138	378,289
G01837, 5.000%, 7/1/2035	492,753	545,252
G01838, 5.000%, 7/1/2035	88,530	98,016
G02424, 5.500%, 12/1/2036	363,202	406,338
G04997, 5.000%, 1/1/2037	316,134	349,218
G05052, 5.000%, 10/1/2033	34,894	38,491
G06079, 6.000%, 7/1/2039	308,560	349,151
G06990, 5.500%, 8/1/2040	527,870	590,343
G08347, 4.500%, 6/1/2039	765,825	832,907
G08499, 3.000%, 7/1/2042	122,978	127,207
G14599, 2.500%, 11/1/2027	387,074	401,351
G30614, 3.500%, 12/1/2032	582,711	621,739

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Continued)
J17791, 3.000%, 1/1/2027	$552,227	$583,954
J20118, 2.500%, 8/1/2027	148,633	154,114
Q00291, 5.000%, 4/1/2041	229,590	254,015
Q01807, 4.500%, 7/1/2036	241,532	262,801
Q06160, 4.000%, 2/1/2037	94,027	101,076
Q17103, 4.000%, 6/1/2041	41,423	44,528
Z40004, 6.000%, 8/1/2036	57,004	64,742

		12,503,576

Federal National Mortgage Association – 23.3%
190370, 6.000%, 6/1/2036	239,593	272,095
471333, 3.120%, 8/1/2022	1,921,811	2,061,919
471478, 2.610%, 8/1/2022	1,436,759	1,494,857
745044, 4.500%, 8/1/2035	100,179	109,486
745327, 6.000%, 3/1/2036	658,553	749,758
889529, 6.000%, 3/1/2038	118,189	135,447
890248, 6.000%, 8/1/2037	53,653	61,220
930672, 4.500%, 3/1/2039	342,745	379,495
932441, 4.000%, 1/1/2040	958,525	1,027,502
995082, 5.500%, 8/1/2037	208,863	234,566
995243, 4.500%, 8/1/2038	298,209	324,331
AA9846, 4.000%, 8/1/2039	175,044	187,640
AB1343, 4.500%, 8/1/2040	292,504	323,017
AB1763, 4.000%, 11/1/2030	61,344	66,169
AB4168, 3.500%, 1/1/2032	526,016	559,345
AB6472, 2.000%, 10/1/2027	485,144	490,549
AB7572, 3.000%, 1/1/2038	75,062	78,477
AC1877, 4.500%, 9/1/2039	164,518	179,161
AC2817, 4.000%, 10/1/2039	80,468	86,259
AC5401, 5.000%, 10/1/2039	19,027	21,036
AC9564, 4.500%, 2/1/2040	119,643	131,701
AD1649, 4.000%, 3/1/2040	146,877	157,535
AD8033, 4.000%, 8/1/2040	56,170	60,258
AE0215, 4.000%, 12/1/2039	134,188	143,844
AE0216, 4.000%, 8/1/2040	297,290	318,941
AE0624, 4.000%, 11/1/2040	137,754	148,407
AE0625, 4.000%, 12/1/2040	144,126	158,247
AE4113, 4.000%, 10/1/2040	93,200	100,949
AE4192, 4.000%, 10/1/2040	420,341	458,415
AE5143, 4.000%, 11/1/2040	67,070	71,960
AI7951, 4.500%, 8/1/2036	123,416	134,613
AJ5974, 4.000%, 12/1/2036	84,336	90,573
AL0005, 4.500%, 1/1/2041	131,543	143,387
AL0049, 6.000%, 12/1/2035	133,057	151,049
AL1627, 4.500%, 9/1/2041	234,727	257,566
AM1381, 3.150%, 3/1/2028	443,000	473,180
AM2048, 2.810%, 1/1/2028	265,570	267,916
AM3278, 2.850%, 5/1/2023	737,817	779,433
AM4253, 3.220%, 9/1/2020	1,831,585	1,968,384
AM4796, 3.300%, 12/1/2023	773,363	840,350
AM5146, 3.470%, 1/1/2024	497,154	546,749

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

	Principal Amount	Value
Federal National Mortgage Association (Continued)
AM7067, 3.110%, 1/1/2021	$2,123,067	$2,272,781
AM7395, 2.950%, 11/1/2024	199,464	211,810
AM7598, 3.070%, 12/1/2024	1,454,349	1,558,594
AP4784, 3.000%, 9/1/2042	144,182	149,397
AP9592, 3.500%, 10/1/2032	421,250	450,429
AR1524, 2.000%, 1/1/2028	403,053	407,546
AR9198, 3.000%, 3/1/2043	1,105,137	1,144,829
AT2014, 3.000%, 4/1/2043	941,043	974,735
AW4685, 2.794%, VR, 5/1/2044	340,229	354,620
MA0639, 4.000%, 2/1/2041	226,209	242,576
MA0919, 3.500%, 12/1/2031	31,700	33,739
MA0949, 3.500%, 1/1/2032	314,167	334,446
MA1044, 3.000%, 4/1/2042	408,188	422,950
MA1630, 4.000%, 10/1/2033	322,079	347,530
FNMA TBA 30 Yr, 2.500%, 2/12/2045 (d)	700,000	702,707
FNMA TBA 30 Yr, 3.500%, 2/12/2045 (d)	2,321,000	2,452,245
Orchard Hills DUS, 2.780%, 3/1/2027 (c)(d)	142,000	144,884
Riverview Highlands DUS, 2.860%, 2/1/2027 (c)(d)	320,000	331,600
Soho West DUS, 2.700%, 2/1/2027 (c)(d)	243,000	246,493
Villages Indian DUS, 3.130%, 2/1/2027 (c)(d)	615,000	650,381
Woodland Trails DUS, 2.810%, 2/1/2027 (c)(d)	300,975	308,687
Stoney Brooke DUS, 2.660%, 3/1/2027 (c)(d)	305,000	309,386
Raintree Apts DUS, 2.660%, 3/1/2027 (c)(d)	305,000	309,386
Brookwood Apts DUS, 3.000%, 2/1/2027 (c)(d)	620,000	648,675

		31,256,212

Government National Mortgage Association – 1.4%
2006-9 B, 5.269%, VR, 3/16/2037	28,417	28,578
GNMA II TBA 30 Yr, 3.500%, 2/19/2045 (d)	900,000	950,484
GNMA I TBA 30 Yr, 3.500%, 2/19/2045 (d)	900,000	952,318

		1,931,380

Total Mortgage Backed (Cost $50,306,479)		52,045,627

U.S. Government Agencies – 26.4%
Federal Home Loan Mortgage Corporation – 17.1%
0.500%, 5/13/2016 (e)	8,180,000	8,200,376
1.000%, 7/28/2017 (e)	5,060,000	5,101,062
1.250%, 10/2/2019	9,735,000	9,734,864

		23,036,302

Federal National Mortgage Association – 9.3%
5.625%, 7/15/2037	8,210,000	12,427,264

Total U.S. Government Agencies (Cost $34,880,449)		35,463,566

Corporate Bonds and Notes – 22.4%
Communications – 5.0%
AT & T Inc, 0.909%, VR, 3/11/2019	525,000	526,578
Comcast Corp, 3.375%, 2/15/2025	1,032,000	1,094,289

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

	Principal Amount	Value
Communications (Continued)
Cox Communications Inc
144A, 4.800%, 2/1/2035 (f)	$125,000	$137,882
144A, 5.875%, 12/1/2016 (f)	175,000	189,472
Directv Holdings/FING, 3.950%, 1/15/2025	445,000	467,994
Sprint Communications Inc 144A, 7.000%, 3/1/2020 (f)	125,000	136,875
Sprint Corp, 7.125%, 6/15/2024	125,000	122,188
Time Warner Cable Inc
4.000%, 9/1/2021	85,000	92,597
4.500%, 9/15/2042	550,000	588,932
5.875%, 11/15/2040	200,000	250,574
6.750%, 7/1/2018	275,000	318,340
3.400%, 6/15/2022	300,000	314,249
6.100%, 7/15/2040	200,000	260,530
Verizon Communications Inc
5.150%, 9/15/2023	1,251,000	1,435,425
6.550%, 9/15/2043	525,000	710,253

		6,646,178

Consumer Discrectionary – 1.6%
Delphi Corp, 4.150%, 3/15/2024	251,000	270,593
ERAC USA Finance LLC 144A, 3.850%, 11/15/2024 (f)	1,000,000	1,057,699
Johnson Controls Inc, 1.400%, 11/2/2017	175,000	174,413
Lear Corp, 4.750%, 1/15/2023	173,000	176,028
Whirlpool Corp, 2.400%, 3/1/2019	475,000	482,744

		2,161,477

Consumer Staples – 0.3%
BJs Wholesale Club Inc first lien, 4.50%, VR, 9/26/2019	500,000	494,018

Energy – 0.4%
Southwestern Energy Co
3.300%, 1/23/2018	325,000	328,739
4.050%, 1/23/2020	205,000	208,168

		536,907

Financials – 9.4%
Air Lease Corp, 3.875%, 4/1/2021	175,000	180,250
American Express Co subordinated note, 3.625%, 12/5/2024	325,000	339,968
American Express Credit Corp, 0.547%, VR, 9/22/2017	500,000	497,834
American Tower Corp
5.000%, 2/15/2024	662,000	726,772
3.500%, 1/31/2023	281,000	282,080
BPCE SA
2.250%, 1/27/2020	500,000	501,735
subordinated note 144A, 5.700%, 10/22/2023 (f)	750,000	834,260
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands,
3.950%, 11/9/2022	375,000	393,014
Duke Realty LP, 3.625%, 4/15/2023	200,000	208,714
Fifth Third Bancorp subordinated Note, 8.250%, 3/1/2038	425,000	663,533

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

	Principal Amount	Value
Financials (Continued)
Fifth Third Bank, 1.450%, 2/28/2018	$374,000	$373,858
Hartford Financial Services Group Inc junior secured note,
8.125%, VR, 6/15/2068	275,000	311,781
HCP Inc, 3.400%, 2/1/2025	325,000	328,922
Health Care REIT Inc, 5.250%, 1/15/2022	400,000	457,743
Intesa Sanpaolo SpA, 2.375%, 1/13/2017	700,000	709,587
Key Bank NA, 1.650%, 2/1/2018	250,000	251,256
MassMutual Global Funding II senior secured note 144A,
2.000%, 4/5/2017 (f)	562,000	572,870
Morgan Stanley
subordinated note, 5.000%, 11/24/2025	700,000	770,930
2.650%, 1/27/2020	650,000	660,758
3.875%, 4/29/2024	317,000	337,257
4.300%, 1/27/2045	370,000	389,578
National City Corp subordinated note, 6.875%, 5/15/2019	275,000	327,527
Regency Centers LP, 3.750%, 6/15/2024	300,000	315,512
Reinsurance Group of America, 4.700%, 9/15/2023	164,000	182,459
TIAA Asset Mgmt Finance Company LLC 144A,
4.125%, 11/1/2024 (f)	160,000	171,818
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	520,703
US Bank NA Cincinnati, 2.800%, 1/27/2025	575,000	587,785
Ventas Realty LP, 3.500%, 2/1/2025	350,000	358,152
Vornado Realty LP, 2.500%, 6/30/2019	325,000	328,511

		12,585,167

Healthcare – 1.4%
Celgene Corp, 4.625%, 5/15/2044	175,000	195,499
Gilead Sciences Inc, 3.500%, 2/1/2025	266,000	285,885
Howard Hughes Medical Institute, 3.500%, 9/1/2023	331,000	358,674
Laboratory Corp of America Holdings, 3.200%, 2/1/2022	85,000	86,579
Salix Pharmaceuticals Ltd first lien, 4.25%, VR, 1/2/2020	600,000	598,250
Thermo Fisher Scientific, 4.150%, 2/1/2024	265,000	291,173

		1,816,060

Industrials – 1.1%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	451,145
Ryder System Inc, 2.350%, 2/26/2019	500,000	506,059
Swift Transportation Co LLC term loan B, 3.75%, VR, 6/9/2021	500,000	499,167

		1,456,371

Materials – 1.4%
3M Company, 1.375%, 9/29/2016	1,171,000	1,188,131
Praxair Inc., 4.625%, 3/30/2015	647,000	651,340

		1,839,471

Technology – 1.8%
Apple Inc, 2.850%, 5/6/2021	581,000	610,884
CDW LLC term loan, 3.250%, VR, 4/29/2020	500,000	489,688

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

	Principal Amount		Value
Technology (Continued)
Cisco Systems Inc
2.125%, 3/1/2019	$429,000		$440,478
5.500%, 2/22/2016	388,000		408,745
TSMC Global Ltd 144A, 1.625%, 4/3/2018 (f)	523,000		517,763

			2,467,558

Total Corporate Bonds and Notes (Cost $29,202,751)			30,003,207

Asset Backed Securities – 1.2%
Discover Card Execution Note T, 0.617%, VR, 5/15/2018	1,030,000		1,029,313
SBA Tower Trust 144A, 3.869%, VR, 10/15/2049 (f)	500,000		527,136

Total Asset Backed (Cost $1,530,322)			1,556,449

Municipal Bonds – 1.3%
Mass Institute of Technology, 3.959%, 7/1/2038	100,000		112,756
New York and Presbyterian Hospital, 4.024%, 8/1/2045	365,000		365,000
Puerto Rico Commonwealth Government Employees Retirement System, 6.150%, 7/1/2038	675,000		303,757
State of California, 7.625%, 3/1/2040	525,000		839,680
State of Illinois, 5.665%, 3/1/2018	115,000		126,617

Total Municipal Bonds (Cost $1,746,410)			1,747,810

Foreign Government & Agency Securities – 0.5%
Canada Government, 1.625%, 2/27/2019	125,000		127,356
Republic of Chile, 3.625%, 10/30/2042	150,000		147,750
Republica Orient Uruguay, 4.375%, 12/15/2028	6,317,186	UYU	265,726
United Kingdom TSY, 4.750%, 12/7/2038	50,000	GBP	115,020

Total Foreign Government & Agency Securities (Cost $632,451)			655,852

Certificates of Deposit – 2.7%
Alternatives Federal Credit Union, 0.300%, 3/5/2015 (a)	250,000		250,000
BANK2 Certificate of Deposit, 0.850%, 11/5/2015 (a)	250,000		250,000
Central Bank of Kansas City, 0.300%, 5/30/2015 (a)	250,000		250,000
City First Bank of D.C., 0.450%, 2/5/2015 (a)	250,000		250,000
Community Capital Bank of Virginia, 0.350%, 2/9/2015 (a)	250,000		250,000
Hope Federal Credit Union, 0.850%, 2/12/2015 (a)	250,000		250,000
Latino Community Credit Union, 0.600%, 6/9/2015 (a)	250,000		250,000
Lower East Side Credit Union, 0.250%, 11/6/2015 (a)	200,000		200,000
New Resource Bank, 0.150%, 4/5/2015 (a)	250,000		250,000
Proamerica Bank Certificate of Deposit, 0.350%, 2/8/2015 (a)	250,000		250,000
Southern Bancorp, 0.400%, 6/20/2015 (a)	250,000		250,000
Eastern Bank Certificate of Deposit, 0.100%, 12/20/2015 (a)	250,000		250,000
Liberty Bank and Trust, 0.460%, 12/22/2015 (a)	200,000		200,000
Self Help Credit Union, 0.800%, 12/22/2015 (a)	250,000		250,000
Self Help Federal Credit Union, 0.800%, 12/22/2015 (a)	250,000		250,000

Total Certificates of Deposit (Cost $3,650,000)			3,650,000

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2015 (Unaudited)

	Principal Amount	Value
Cash Equivalents – 0.6%
Money Market Demand Accounts:
Bank2 Money Market Account, 0.550%, 2/28/2015 (a)	$101,130	$101,130
Latino Community Credit Union, 0.500%, 2/28/2015 (a)	102,917	102,917
New Resource Bank Money Market, 0.100%, 2/28/2015 (a)	100,082	100,082
Southern Bancorp Money Market, 0.180%, 2/27/2015 (a)	251,690	251,690
Self Help Federal Credit Union, 0.410%, 2/28/2015 (a)	100,924	100,924
Self Help Credit Union Money Market, 0.410%, 2/28/2015 (a)	102,856	102,856

Total Cash Equivalents (Cost $759,599)		759,599

Total Investments – 93.9% (Cost $122,708,461) (b)		125,882,110

Other Assets, less liabilities – 6.1%		8,246,983

Net Assets – 100.0%		$134,129,093

(a) Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(b) The aggregate cost for federal income purposes is $122,709,008. The aggregate gross unrealized appreciation is $3,207,872, and the aggregate gross unrealized depreciation is $34,770, resulting in net unrealized appreciation of $3,173,102.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(d) A portion or all of the security was purchased as a when issued or delayed delivery security.

(e) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(f) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

The principal amount is stated in U.S. dollars unless otherwise indicated.

DUS—Delegated Underwriting and Servicing

REIT—Real Estate Investment Trust.

TBA—To Be Announced

VR—Variable interest rate. Rate shown is that on January 31, 2015.

144A—Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

At January 31, 2015, the Fund had the following OTC interest rate swap contract outstanding.

Description	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized (Depreciation)
Receive Floating rate 1-week USD BBA LIBOR Pay Fixed rate 1.845%	CSFP	01/15/25	$4,800,000	$2,472	$-

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on August 1, 2014, and held through January 31, 2015.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 8/1/2014	Ending Account Value as of 1/31/2015	Expenses Paid During Period 8/1/2014 – 1/31/2015
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,025.00	$5.97[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.31	$5.95[1]
Domini Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,024.30	$6.02[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.26	$6.01[1]
Domini Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,026.60	$4.09[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.17	$4.08[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,026.00	$4.39[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.87	$4.38[1]
Domini International Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$978.90	$7.98[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.14	$8.13[2]
Domini International Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$980.10	$7.83[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.29	$7.98[2]
Domini International Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$981.70	$5.74[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.41	$5.85[2]
Domini Social Bond Fund Investor Shares	Actual Expenses	$1,000.00	$1,032.30	$4.89[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.39	$4.86[3]
Domini Social Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$1,033.00	$3.33[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.93	$3.31[3]

1Expenses are equal to the Fund’s annualized expense ratio of 1.17% for Investor shares, or 1.18% for Class A shares, or 0.80% for Institutional Class, or 0.86% for Class R shares, multiplied by average account value over the period, multiplied by 184, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Investor shares, or 1.57% for Class A shares, or 1.15% for Institutional shares, multiplied by average account value over the period, multiplied by 184, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Investor Shares, or 0.65% for Institutional Class, multiplied by average account value over the period, multiplied by 184, and divided by 365.

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2015 (Unaudited)

	Domini Social Equity Fund	Domini International Social Equity Fund
ASSETS
Investments at value (cost $923,565,548, and $290,596,670, respectively)	$1,067,757,072	$314,804,202
Cash	10,003,760	5,554,610
Foreign currency, at value (cost $0, and $314, respectively)	-	314
Receivable for capital shares	1,550,971	683,012
Dividend receivable	742,210	242,996
Tax reclaim receivable	3,793	173,849

Total assets	1,080,057,806	321,458,983

LIABILITIES
Payable for capital shares	759,052	4,673,332
Management /Sponsorship fee payable	695,677	260,320
Distribution fee payable	162,077	152,990
Other accrued expenses	548,789	224,903
Foreign tax payable	-	24,879

Total liabilities	2,165,595	5,336,424

NET ASSETS	$1,077,892,211	$316,122,559

NET ASSETS CONSIST OF
Paid-in capital	$908,067,484	$299,395,531
Undistributed net investment income (loss)	(5,022,303)	(5,946,603)
Accumulated net realized gain (loss)	30,658,142	(1,513,364)
Net unrealized appreciation (depreciation)	144,188,888	24,186,995

NET ASSETS	$1,077,892,211	$316,122,559

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$752,667,895	$236,817,646

Outstanding shares of beneficial interest	17,007,139	31,357,291

Net asset value and offering price per share*	$44.26	$7.55

Class A Shares
Net assets	$9,097,594	$33,258,490

Outstanding shares of beneficial interest	879,565	4,196,250

Net asset value *	$10.34	$7.93

Maximum offering price per share (net asset value per share / (1-4.75%))	$10.86	$8.33

Institutional shares
Net assets	$260,560,456	$46,046,423

Outstanding shares of beneficial interest	10,291,023	6,088,794

Net asset value and offering price per share*	$25.32	$7.56

Class R shares
Net assets	$55,566,266

Outstanding shares of beneficial interest	6,025,042

Net asset value and offering price per share*	$9.22

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2015 (Unaudited)

	Domini Social Equity Fund	Domini International Social Equity Fund
INCOME
Dividends (net of foreign taxes $35,174, and $132,213, respectively)	$12,892,351	$2,137,315

Investment Income	12,892,351	2,137,315

EXPENSES
Management /Sponsorship fees	4,331,207	1,521,529
Distribution fees – Investor shares	1,006,777	291,502
Distribution fees – Class A shares	10,950	38,300
Transfer agent fees – Investor shares	465,468	220,303
Transfer agent fees – Class A shares	5,920	38,095
Transfer agent fees – Institutional shares	2,619	117
Transfer agent fees – Class R shares	292	-
Custody and Accounting fees	99,666	156,996
Registration fees – Investor shares	21,636	24,354
Registration fees – Class A shares	14,388	7,414
Registration fees – Institutional shares	20,638	4,500
Registration fees – Class R shares	19,056	-
Miscellaneous	44,543	37,767
Shareholder Communication fees	47,971	13,892
Shareholder Service fees – Investor shares	33,407	12,389
Shareholder Service fees – Class A shares	584	4,153
Shareholder Service fees – Institutional shares	89	16
Shareholder Service fees – Class R shares	102	-
Trustees fees	28,026	10,709
Professional fees	9,107	6,424

Total expenses	6,162,446	2,388,460
Fees waived and expenses reimbursed	(20,315)	(31,238)

Net expenses	6,142,131	2,357,222

NET INVESTMENT INCOME (LOSS)	6,750,220	(219,907)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	65,202,640	5,221,372
Foreign currency	(3,026)	(110,146)

Net realized gain (loss)	65,199,614	5,111,226
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(41,170,960)	(10,750,972)
Translation of assets and liabilities in foreign currencies	(2,636)	(12,017)

Net change in unrealized appreciation (depreciation)	(41,173,596)	(10,762,989)

NET REALIZED AND UNREALIZED GAIN (LOSS)	24,026,018	(5,651,763)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,776,238	$(5,871,670)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$6,750,220	$8,519,376
Net realized gain (loss)	65,199,614	135,298,262
Net change in unrealized appreciation (depreciation)	(41,173,596)	27,641,364

Net Increase (Decrease) in Net Assets Resulting from Operations	30,776,238	171,459,002

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(4,928,735)	(4,110,200)
Class A shares	(276,596)	(177,773)
Institutional shares	(4,632,584)	(3,180,600)
Class R shares	(2,082,043)	(897,802)
Distributions to shareholders from net realized gain:
Investor shares	(55,159,394)	-
Class A shares	(2,168,581)	-
Institutional shares	(31,125,508)	-
Class R shares	(14,604,269)	-

Net Decrease in Net Assets from Distributions and/or Dividends	(114,977,710)	(8,366,375)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	230,923,303	141,650,897
Net asset value of shares issued in reinvestment of distributions and dividends	111,699,521	7,984,421
Payments for shares redeemed	(195,589,316)	(171,392,631)
Redemption fees	22,440	16,409

Net Increase (Decrease) in Net Assets from Capital Share Transactions	147,055,948	(21,740,904)

Total Increase (Decrease) in Net Assets	62,854,476	141,351,723

NET ASSETS
Beginning of period	$1,015,037,735	$873,686,012

End of period	$1,077,892,211	$1,015,037,735

Undistributed net investment income (loss)	$(5,022,303)	$147,434

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(219,907)	$3,835,853
Net realized gain (loss)	5,111,226	17,269,657
Net change in unrealized appreciation (depreciation)	(10,762,989)	7,739,256

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,871,670)	28,844,766

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(2,560,932)	(5,652,570)
Class A shares	(335,260)	(606,614)
Institutional shares	(683,705)	(1,135,764)
Class R shares	-	-
Distributions to shareholders from net realized gain:
Investor shares	(12,803,955)	(3,360,560)
Class A shares	(1,634,594)	(368,244)
Institutional shares	(2,498,323)	(668,266)
Class R shares	-	-

Net Decrease in Net Assets from Distributions and/or Dividends	(20,516,769)	(11,792,018)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	59,906,130	112,539,220
Net asset value of shares issued in reinvestment of distributions and dividends	16,666,852	9,054,596
Payments for shares redeemed	(35,126,437)	(35,731,602)
Redemption fees	2,905	6,627

Net Increase (Decrease) in Net Assets from Capital Share Transactions	41,449,450	85,868,841

Total Increase (Decrease) in Net Assets	15,061,011	102,921,589

NET ASSETS
Beginning of period	$301,061,548	$198,139,959

End of period	$316,122,559	$301,061,548

Undistributed net investment income (loss)	$(5,946,603)	$(2,146,799)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014		2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$46.82		$39.22		$32.66		$31.56		$26.00		$22.83

Income from investment operations:
Net investment income (loss)	0.18		0.39		0.37		0.36		0.27		0.22
Net realized and unrealized gain (loss) on investments	1.03		7.47		6.43		0.95		5.44		3.09

Total income from investment operations	1.21		7.86		6.80		1.31		5.71		3.31

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.31)		(0.26)		(0.24)		(0.21)		(0.15)		(0.14)
Distributions to shareholders from net realized gain	(3.46)		-		-		-		-		-

Total distributions	(3.77)		(0.26)		(0.24)		(0.21)		(0.15)		(0.14)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$44.26		$46.82		$39.22		$32.66		$31.56		$26.00

Total return [2]	2.50%		20.07%		20.87%		4.15%		22.01%		14.51%
Portfolio turnover	49%		86%		97%		94%		87%		95%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$753		$699		$625		$546		$561		$562
Ratio of expenses to average net assets	1.17%		1.20%		1.24%	[4]	1.25%	[3,4]	1.23%	[3,4]	1.23%	[3,4]
Ratio of net investment income (loss) to average net assets	1.06%		0.80%		0.96%		1.06%		0.72%		0.77%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.26%, 1.23%, and 1.29%, for the years ended July 31, 2012, 2011 and 2010, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.24%, 1.25%, 1.23%, and 1.23% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,
		2014		2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$13.87	$11.84		$10.16		$10.12		$8.51		$7.63

Income from investment operations:
Net investment income (loss)	0.45	0.25		0.22		0.37		0.07		0.10
Net realized and unrealized gain (loss) on investments	(0.07)	2.12		1.86		0.05		1.80		1.01

Total income from investment operations	0.38	2.37		2.08		0.42		1.87		1.11

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.45)	(0.34)		(0.40)		(0.38)		(0.26)		(0.23)
Distributions to shareholders from net realized gain	(3.46)	-		-		-		-		-

Total distributions	(3.91)	(0.34)		(0.40)		(0.38)		(0.26)		(0.23)

Redemption fee proceeds [5]	-	-		-		-		-		-

Net asset value, end of period	$10.34	$13.87		$11.84		$10.16		$10.12		$8.51

Total return [2]	2.43%	20.17%		20.88%		4.20%		22.16%		14.47%
Portfolio turnover	49%	86%		97%		94%		87%		95%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$9	$8		$5		$4		$2		$2
Ratio of expenses to average net assets	1.18%[3]	1.18%	[3]	1.18%	[3,4]	1.18%	[3,4]	1.18%	[3,4]	1.18%	[3,4]
Ratio of net investment income (loss) to average net assets	1.03%	0.83%		1.02%		1.09%		0.76%		0.81%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.48% for the six months ended January 31, 2015 and 1.54%, 1.74%, 2.09%, 2.54%, and 2.56%, for the years ended July 31, 2014, 2013, 2012, 2011 and 2010, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.18%, 1.18%, 1.18%, and 1.18% for the years ended July 31, 2013, 2012, 2011 and 2010 respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014		2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$28.49		$23.94		$20.12		$19.65		$16.26		$14.35

Income from investment operations:
Net investment income (loss)	0.30		0.32		0.29		0.33		0.23		0.21
Net realized and unrealized gain (loss) on investments	0.49		4.60		3.96		0.57		3.42		1.96

Total income from investment operations	0.79		4.92		4.25		0.90		3.65		2.17

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.50)		(0.37)		(0.43)		(0.43)		(0.26)		(0.26)
Distributions to shareholders from net realized gain	(3.46)		-		-		-		-		-

Total distributions	(3.96)		(0.37)		(0.43)		(0.43)		(0.26)		(0.26)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	-		-		-

Net asset value, end of period	$25.32		$28.49		$23.94		$20.12		$19.65		$16.26

Total return [2]	2.66%		20.59%		21.36%		4.62%		22.55%		15.08%
Portfolio turnover	49%		86%		97%		94%		87%		95%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$261		$260		$216		$182		$143		$103
Ratio of expenses to average net assets	0.80%[3]		0.80%	[3]	0.80%	[3,4]	0.80%	[3,4]	0.80%	[3,4]	0.75%	[3,4]
Ratio of net investment income (loss) to average net assets	1.44%		1.19%		1.41%		1.49%		1.17%		1.24%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor. Had the Manager and the Sponsor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.80% for the six months ended January 31, 2015 and 0.81%, 0.81%, 0.83%, 0.82%, and 0.83%, for the years ended July 31, 2014, 2013, 2012, 2011 and 2010, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.80%, 0.80%, 0.80%, and 0.75% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014		2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$12.81		$10.94		$9.41		$9.40		$7.91		$7.09

Income from investment operations:
Net investment income (loss)	0.85		1.00		(0.03)		1.16		(1.15)		(0.11)
Net realized and unrealized gain (loss) on investments	(0.48)		1.23		1.98		(0.74)		2.90		1.18

Total income from investment operations	0.37		2.23		1.95		0.42		1.75		1.07

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.50)		(0.36)		(0.42)		(0.41)		(0.26)		(0.25)
Distributions to shareholders from net realized gain	(3.46)		-		-		-		-		-

Total distributions	(3.96)		(0.36)		(0.42)		(0.41)		(0.26)		(0.25)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$9.22		$12.81		$10.94		$9.41		$9.40		$7.91

Total return [2]	2.60%		20.52%		21.21%		4.58%		22.29%		15.05%
Portfolio turnover	49%		86%		97%		94%		87%		95%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$56		$49		$28		$26		$16		$28
Ratio of expenses to average net assets	0.86%		0.90%		0.90%	[4]	0.90%	[3,4]	0.85%	[3,4]	0.85%	[3,4]
Ratio of net investment income (loss) to average net assets	1.34%		1.07%		1.31%		1.38%		1.16%		1.16%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor, of the Fund. Had the Manager, and the Sponsor, not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.91%, 0.85%, and 0.92%, for the years ended July 31, 2012, 2011 and 2010, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.90%, 0.90%, 0.85%, and 0.85% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014		2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$8.26		$7.67		$5.98		$7.43		$6.24		$6.05

Income from investment operations:
Net investment income (loss)	0.00		0.14		0.11		0.09		0.13		0.12
Net realized and unrealized gain (loss) on investments	(0.19)		0.85		1.64		(1.04)		1.18		0.20

Total income from investment operations	(0.19)		0.99		1.75		(0.95)		1.31		0.32

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.09)		(0.25)		(0.06)		(0.28)		(0.12)		(0.13)
Distributions to shareholders from net realized gain	(0.43)		(0.15)		-		(0.20)		-		-
Tax return of capital [5]	-		-		-		(0.02)		-		-

Total distributions	(0.52)		(0.40)		(0.06)		(0.50)		(0.12)		(0.13)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$7.55		$8.26		$7.67		$5.98		$7.43		$6.24

Total return [2]	-2.11%		13.15%		29.26%		-12.38%		21.10%		5.34%
Portfolio turnover	43%		86%		87%		110%		84%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$237		$232		$160		$127		$137		$111
Ratio of expenses to average net assets	1.60%[3]		1.60%	[3]	1.60%	[3,4]	1.60%	[3,4]	1.60%	[3,4]	1.60%	[3,4]
Ratio of net investment income (loss) to average net assets	-0.21%		1.43%		1.70%		1.64%		1.75%		1.73%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund. Had the Manager, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.61% for the six months ended January 31, 2015 and 1.62%, 1.68%, 1.74%, 1.70%, and 2.03%, for the years ended July 31, 2014, 2013, 2012, 2011 and 2010, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.60%, 1.60%, 1.60% and 1.70% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014		2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$8.64		$8.00		$6.24		$7.73		$6.50		$6.30

Income from investment operations:
Net investment income (loss)	0.01		0.14		0.12		0.14		0.14		0.14
Net realized and unrealized gain (loss) on investments	(0.20)		0.90		1.71		(1.12)		1.22		0.20

Total income from investment operations	(0.19)		1.04		1.83		(0.98)		1.36		0.34

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.09)		(0.25)		(0.07)		(0.29)		(0.13)		(0.14)
Distributions to shareholders from net realized gain	(0.43)		(0.15)		-		(0.20)		-		-
Tax return of capital [5]	-		-		-		(0.02)		-		-

Total distributions	(0.52)		(0.40)		(0.07)		(0.51)		(0.13)		(0.14)
Redemption fee proceeds [5]	0.00	[1]	-		-		-		-		-

Net asset value, end of period	$7.93		$8.64		$8.00		$6.24		$7.73		$6.50

Total return [2]	-1.99%		13.16%		29.30%		-12.26%		21.05%		5.35%
Portfolio turnover	43%		86%		87%		110%		84%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$33		$29		$13		$6		$4		$3
Ratio of expenses to average net assets	1.57%[3]		1.57%	[3]	1.57%	[3,4]	1.57%	[3,4]	1.57%	[3,4]	1.62%	[3,4]
Ratio of net investment income (loss) to average net assets	-0.19%		1.51%		1.91%		1.85%		1.82%		2.03%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund. Had the Manager, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.74% for the six months ended January 31, 2015 and 1.82%, 2.13%, 2.33%, 2.42%, and 3.58%, for the years ended July 31, 2014, 2013, 2012, 2011 and 2010, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.57%, 1.57%, 1.57%, and 1.63% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2015 (Unaudited)	2014		For the Period November 30, 2012 (commencement of operations) through July 31, 2013
For a share outstanding for the period:
Net asset value, beginning of period	$8.28	$7.66		$6.59

Income from investment operations:
Net investment income (loss)	0.02	0.13		0.11
Net realized and unrealized gain (loss) on investments	(0.19)	0.89		1.04

Total income from investment operations	(0.17)	1.02		1.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)	(0.25)		(0.08)
Distributions to shareholders from net realized gain	(0.43)	(0.15)		-

Total distributions	(0.55)	(0.40)		(0.08)

Redemption fee proceeds [5]	-	0.00	[1]	-

Net asset value, end of period	$7.56	$8.28		$7.66

Total return [2]	-1.83%	13.60%		17.50%
Portfolio turnover	43%	86%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$46	$39		$25
Ratio of expenses to average net assets	1.15%	1.16%		1.25%	[3,4]
Ratio of net investment income (loss) to average net assets	0.23%	1.82%		2.40%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund. Had the Manager not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.25% for the period ended July 31, 2013.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.25% for the period ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

January 31, 2015 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises three separate series: Domini Social Equity Fund, Domini International Social Equity Fund (formerly, Domini European PacAsia Social Equity Fund), and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included on page 61 of this report. The Domini Social Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. The Domini International Social Equity Fund offers Investor shares, Class A shares and Institutional Shares. Institutional shares of the Domini International Social Equity Fund were not offered prior to November 30, 2013. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R shares are not subject to distribution and service fees. Institutional shares are not subject to distribution fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

The following is a summary of the inputs used by the Domini Social Equity Fund, as of January 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$146,130,398	$-	$-	$146,130,398
Consumer Staples	100,635,947	-	-	100,635,947
Energy	64,725,976	-	-	64,725,976
Financials	194,154,957	-	-	194,154,957
Health Care	141,368,336	-	-	141,368,336
Industrials	95,359,766	-	-	95,359,766
Information Technology	229,331,609	-	-	229,331,609
Materials	17,140,876	-	-	17,140,876
Telecommunication Services	47,527,848	-	-	47,527,848
Utilities	31,381,359	-	-	31,381,359

Total	$1,067,757,072	$-	$-	$1,067,757,072

The following is a summary of the inputs used by the Domini International Social Equity Fund, as of January 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$-	$33,449,048	$-	$33,449,048
Consumer Staples	-	24,595,247	-	24,595,247
Energy	373,041	8,332,252	-	8,705,293
Financials	1,590,871	81,080,490	51,841	82,723,202
Health Care	-	34,438,207	-	34,438,207
Industrials	702,958	47,910,333	-	48,613,291
Information Technology	-	21,534,104	-	21,534,104
Materials	-	19,566,414	-	19,566,414
Telecommunication Services	3,724,511	16,304,122	-	20,028,633
Utilities	-	10,668,454	-	10,668,454
Preferred Stocks
Consumer Staples	-	5,903,696	-	5,903,696
Financials	-	4,578,613	-	4,578,613

Total	$6,391,381	$308,360,980	$51,841	$314,804,202

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Domini International Social Equity Fund

Investments in Securities
Balance as of July 31, 2014	$9,106
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(1,060)
Purchases	-
Sales	-
Transfers in and/or out of Level 3	43,795

Balance as of January 31, 2015	$51,841

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at January 31, 2015:	$(6,573)

Transfers from Level 1 to Level 3 included securities valued at $183,251 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $139,456 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. There were no open contracts at January 31, 2015.

(D) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini International Social Equity Fund are usually declared and paid semiannually from net investment income. Dividends to shareholders of the Domini Social Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of January 31, 2015, tax years 2011 through 2014 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.30% of the first $2 billion of net assets managed,
0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

Domini International Social Equity Fund	1.00% of the first $250 million of net assets managed,
0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective November 30, 2014, Domini reduced its fees and reimbursed expenses, not including reorganization related expenses, to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares and Class R shares, respectively. For the periods prior to November 30, 2014, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2015, absent an earlier modification by the Board of Trustees which oversees the Funds. Effective November 30, 2014, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses, not including reorganization expenses, of the Domini International Social Equity Fund no greater than 1.60%, 1.57% and 1.27% of the average daily net assets representing Investor shares, Class A shares and Institutional Shares, respectively. For the period prior to November 30, 2014, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2015, absent an earlier modification by the Board of Trustees which oversees the Funds.

For the year ended January 31, 2015, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Social Equity Fund . . . . . . . . . . . . . . . ..	$-	$8,781
Domini International Social Equity Fund. . . . .. .	-	5,836

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Funds on a day-to-day basis pursuant to a submanagement agreement with Domini. Prior to January 1, 2015, Wellington’s submanagement services were provided by its predecessor Wellington Management Company, LLP, a Massachusetts limited liability partnership.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended January 31, 2015, fees waived were as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	10,950
Domini International Social Equity Fund Investor shares	-
Domini International Social Equity Fund Class A shares	25,402

DSIL Investment Services, LLC, (DSIL) the Funds’ Distributor, has received commissions related to the sales of fund shares. For the year ended January 31, 2015, DSIL received $3,819, and $2,621 from the Domini Social Equity Fund Class A Shares, and the Domini International Social Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Social Equity Fund, and Domini International Social Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended January 31, 2015, Domini waived fees as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	584
Domini Social Equity Fund Institutional shares	-
Domini Social Equity Fund Class R shares	-
Domini International Social Equity Fund Investor shares	-
Domini International Social Equity Fund Class A shares	-
Domini International Social Equity Fund Institutional shares	-

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

3. INVESTMENT TRANSACTIONS

For the year ended January 31, 2015, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Social Equity Fund	$584,236,862	$547,818,954
Domini International Social Equity Fund	154,808,509	129,979,587

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

4. SUMMARY OF SHARE TRANSACTIONS

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Domini Social Equity Fund

Investor Shares
Shares sold	3,468,572	$163,480,373	1,476,027	$65,030,883
Shares issued in reinvestment of dividends and distributions	1,302,416	58,237,890	86,006	3,923,408
Shares redeemed	(2,688,733)	(128,573,981)	(2,571,296)	(113,814,059)
Redemption fees	-	17,590	-	11,383

Net increase (decrease)	2,082,255	$93,161,872	(1,009,263)	$(44,848,385)

Class A Shares
Shares sold	124,451	$1,584,176	159,325	$2,058,334
Shares issued in reinvestment of dividends and distributions	217,898	2,284,850	11,698	158,194
Shares redeemed	(19,943)	(252,068)	(53,538)	(675,327)
Redemption fees	-	-	-	-

Net increase (decrease)	322,406	$3,616,958	117,485	$1,541,201

Institutional Shares
Shares sold	2,028,379	$57,512,442	1,856,018	$49,579,968
Shares issued in reinvestment of dividends and distributions	1,353,354	34,666,889	109,217	3,015,008
Shares redeemed	(2,209,913)	(64,160,233)	(1,862,024)	(47,399,505)
Redemption fees	-	4,282	-	4,260

Net increase (decrease)	1,171,820	$28,023,380	103,211	$5,199,731

Class R Shares
Shares sold	672,545	$8,346,312	1,975,059	$24,981,712
Shares issued in reinvestment of dividends and distributions	1,765,867	16,509,892	71,272	887,811
Shares redeemed	(215,169)	(2,603,034)	(776,092)	(9,503,740)
Redemption fees	-	568	-	766

Net increase (decrease)	2,223,243	$22,253,738	1,270,239	$16,366,549

Total
Shares sold	6,293,947	$230,923,303	5,466,429	$141,650,897
Shares issued in reinvestment of dividends and distributions	4,639,535	111,699,521	278,193	7,984,421
Shares redeemed	(5,133,758)	(195,589,316)	(5,262,950)	(171,392,631)
Redemption fees	-	22,440	-	16,409

Net increase (decrease)	5,799,724	$147,055,948	481,672	$(21,740,904)

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Domini International Social Equity Fund

Investor Shares
Shares sold	5,397,506	$42,122,772	9,956,600	$81,189,777
Shares issued in reinvestment of dividends and distributions	1,634,513	11,980,981	896,604	7,128,001
Shares redeemed	(3,828,775)	(29,914,549)	(3,551,984)	(28,923,487)
Redemption fees	-	2,850	-	4,915

Net increase (decrease)	3,203,244	$24,192,054	7,301,220	$59,399,206

Class A Shares
Shares sold	938,276	$7,644,877	2,091,101	$17,768,073
Shares issued in reinvestment of dividends and distributions	242,914	1,870,434	109,531	911,302
Shares redeemed	(376,897)	(3,006,538)	(479,746)	(4,096,933)
Redemption fees	-	55	-	1,370

Net increase (decrease)	804,293	$6,508,828	1,720,886	$14,583,812

Institutional Shares
Shares sold	1,255,965	$10,138,481	1,695,152	$13,581,370
Shares issued in reinvestment of dividends and distributions	383,575	2,815,437	127,710	1,015,293
Shares redeemed	(292,739)	(2,205,350)	(331,917)	(2,711,182)
Redemption fees	-	-	-	342

Net increase (decrease)	1,346,801	$10,748,568	1,490,945	$11,885,823

Total
Shares sold	7,591,747	$59,906,130	13,742,853	$112,539,220
Shares issued in reinvestment of dividends and distributions	2,261,002	16,666,852	1,133,845	9,054,596
Shares redeemed	(4,498,411)	(35,126,437)	(4,363,647)	(35,731,602)
Redemption fees	-	2,905	-	6,627

Net increase (decrease)	5,354,338	$41,449,450	10,513,051	$85,868,841

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2014, is as follows:

	Domini Social Equity Fund	Domini International Social Equity Fund

Undistributed ordinary income	$147,435	$613,931
Undistributed long term capital gains	68,731,559	11,295,765
Capital losses, other losses and other temporary differences	-	(510,243)
Unrealized appreciation/(depreciation)	185,147,205	31,716,014

Distributable net earnings/(deficit)	$254,026,199	$43,115,467

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies.

For the year ended July 31, 2014, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Social Equity Fund	Domini International Social Equity Fund

Paid-in capital	$-	$(170,081)
Undistributed net investment income (loss)	(1,021,438)	429,327
Accumulated net realized gain (loss)	1,021,438	(259,246)

The Funds have accumulated capital loss carryforwards that will expire as follows:

	Domini Social Equity Fund	Domini International Social Equity Fund

Unlimited	-	-
2017	-	510,243

	$-	$510,243

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be uitilized prior

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Social Equity Fund		Domini International Social Equity Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Year Ended July 31, 2013

Ordinary income	8,366,375	9,067,268	7,783,739	1,575,273
Long-term capital gain	-	-	4,008,279	-
Return of capital	-	-	-	-

Total	$8,366,375	$9,067,268	$11,792,018	$1,575,273

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2015 (Unaudited)

ASSETS:
Investments at value (cost $122,708,461)	$125,882,110
Cash	22,110,202
Receivable for securities sold	768,591
Interest and reclaim receivable	517,556
Receivable for capital shares	88,739
Other receivables	49,263
Unrealized appreciation on OTC swap contracts	2,472

Total assets	149,418,933

LIABILITIES:
Payable for securities purchased	14,891,678
Payable for capital shares	269,069
Management fee payable	74,234
Distribution fee payable	17,682
Other accrued expenses	37,177

Total liabilities	15,289,840

NET ASSETS	$134,129,093

NET ASSETS CONSIST OF:
Paid-in capital	$129,820,434
Undistributed net investment loss	(25,647)
Accumulated net realized gain from investments	1,157,209
Net unrealized appreciation from investments	3,177,097

$134,129,093

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$131,596,068

Outstanding shares of beneficial interest	11,435,560

Net asset value and offering price per share*	$11.51

Institutional Shares
Net assets	$2,533,025

Outstanding shares of beneficial interest	220,535

Net asset value and offering price per share*	$11.49

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2015 (Unaudited)

INCOME:
Interest income	$1,586,814

EXPENSES:
Management fee	268,800
Administrative fee	168,000
Distribution fees – Investor shares	162,431
Transfer agent fees – Investor shares	99,037
Transfer agent fees – Institutional shares	130
Accounting and custody fees	47,974
Professional fees	25,987
Registration – Investor shares	16,294
Registration – Insitutional shares	3,476
Miscellaneous	10,677
Shareholder communications	8,459
Shareholding servicing fees – Investor shares	7,509
Shareholding servicing fees – Institutional shares	18
Trustees fees	3,675

Total expenses	822,467
Fees waived and expense reimbursed	(187,345)

Net expenses	635,122

NET INVESTMENT INCOME	951,692

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN/(LOSS) FROM:
Investments	1,620,599
Foreign currency	168

Net realized gain (loss)	1,620,767
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	1,678,330
Swap contracts	2,472
Translation of assets and liabilitites in foreign currencies	976

Net change in unrealized appreciation (depreciation)	1,681,778

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,302,545

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,254,237

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$951,692	$1,813,912
Net realized gain (loss) on investments	1,620,767	(77,804)
Net change in unrealized appreciation (depreciation) on investments	1,681,778	1,418,168

Net Increase (Decrease) in Net Assets Resulting from Operations	4,254,237	3,154,276

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(921,732)	(1,748,919)
Institutional shares	(38,584)	(64,993)
Distributions to shareholders from net realized gain:
Investor shares	(128,323)	(397,247)
Institutional shares	(2,441)	(11,082)

Net Decrease in Net Assets from Distributions and Dividends	(1,091,080)	(2,222,241)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	15,134,520	27,436,965
Net asset value of shares issued in reinvestment of distributions and dividends	1,059,982	2,006,250
Payment for shares redeemed	(15,236,479)	(34,059,983)
Redemption fee	12,362	8,390

Net Increase (Decrease)in Net Assets from Capital Share transactions	970,385	(4,608,378)

Total Increase (Decrease) in Net Assets	4,133,542	(3,676,343)

NET ASSETS:
Beginning of period	$129,995,551	$133,671,894

End of period	$134,129,093	$129,995,551

Undistributed net investment income (loss)	$(25,647)	$(17,023)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014		2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$11.24		$11.15		$11.64		$11.61		$11.76		$11.36

Income from investment operations:
Net investment income (loss)	0.08		0.16		0.16		0.21		0.28		0.33
Net realized and unrealized gain (loss) on investments	0.28		0.13		(0.38)		0.34		0.06		0.40

Total income from investment operations	0.36		0.29		(0.22)		0.55		0.34		0.73

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.08)		(0.16)		(0.16)		(0.21)		(0.28)		(0.33)
Distributions to shareholders from net realized gain	(0.01)		(0.04)		(0.11)		(0.31)		(0.21)		-

Total dividends and distributions	(0.09)		(0.20)		(0.27)		(0.52)		(0.49)		(0.33)

Redemption fee proceeds[5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.51		$11.24		$11.15		$11.64		$11.61		$11.76

Total return[2]	3.23%		2.59%		-2.01%		4.80%		2.94%		6.49%
Portfolio turnover	77%		120%		129%		126%		151%		66%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$132		$126		$130		$138		$121		$112
Ratio of expenses to average net assets[3]	0.95%		0.95%		0.95%	[4]	0.95%	[4]	0.95%	[4]	0.95%	[4]
Ratio of net investment income to average net assets	1.41%		1.42%		1.35%		1.76%		2.39%		2.82%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Distributor due to a contractual fee waiver. Had the Manager and the Distributor not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.23% for the six months ended January 31, 2015 and 1.24%, 1.24%, 1.28%, 1.29%, and 1.33%, for the years ended July 31, 2014, 2013, 2012, 2011, and 2010, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95%, 0.95%, 0.96%, and 0.95%, for the years ended July 31, 2013, 2012, 2011, and 2010, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2015 (Unaudited)	For the year ended July 31,			For the period November 30, 2011 (commencement of operations) through July 31, 2012
		2014	2013
For a share outstanding for the period:
Net asset value, beginning of period	$11.23	$11.15	$11.64		$11.74

Income from investment operations:
Net investment income (loss)	0.09	0.19	0.19		0.15
Net realized and unrealized gain (loss) on investments	0.26	0.12	(0.38)		0.21

Total income from investment operations	0.35	0.31	(0.19)		0.36

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.09)	(0.19)	(0.19)		(0.15)
Distributions to shareholders from net realized gain	(0.01)	(0.04)	(0.11)		(0.31)

Total dividends and distributions	(0.10)	(0.23)	(0.30)		(0.46)

Redemption fee proceeds[5]	0.01	-	-		-

Net asset value, end of period	$11.49	$11.23	$11.15		$11.64

Total return[2]	3.30%	2.80%	-1.72%		3.17%
Portfolio turnover	77%	120%	129%		126%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$3	$4	$3		$1
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	[4]	0.65%	[4]
Ratio of net investment income to average net assets	1.72%	1.73%	1.54%		1.88%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.97% for the six months ended January 31, 2015 and 1.02%, 0.97% and 3.99% for the years ended July 31, 2014, 2013 and 2012, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.65% and 0.65% for the years ended July 31, 2013 and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

January 31, 2015 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

The Fund follows a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of January 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Investments in Securities:
Mortgage Backed Securities	$-	$49,096,135	$2,949,492	$52,045,627
U.S. Government Agencies	-	35,463,566	-	35,463,566
Corporate Bonds and Notes	-	30,003,207	-	30,003,207
Asset Backed Securities	-	1,556,449	-	1,556,449
Municipal Bonds	-	1,747,810	-	1,747,810
Foreign Government & Agency Securities	-	655,852	-	655,852
Certificates of Deposit	-	3,650,000	-	3,650,000
Cash Equivalents	-	759,599	-	759,599

Total Investment in Securities	$-	$122,932,618	$2,949,492	$125,882,110

Other Financial Instruments:
Swap Contracts	$-	$2,472	$-	$2,472

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

The investment types categorized above were valued using indicative broker quotes and are therefore considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund, and therefore the disclosure that would address these inputs is not included above.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2014	$-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	55,471
Purchases	7,110,957
Sales	-
Transfers in and/or out of Level 3	(4,216,936)

Balance as of January 31, 2015	$2,949,492

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at January 31, 2015	$20,911

Transfers out of Level 3 into Level 2 included securities valued at $4,216,936 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. There were no open contracts at January 31, 2015.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(F) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

OTC interest rate swap contracts outstanding at January 31, 2015, are listed under the Fund’s Portfolio of Investments.

(G) Investment Transactions, Investment Income, and Dividends to Shareholders. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(H) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of January 31, 2015, tax years 2011 through 2014 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(I) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(J) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(K) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the first $500 million of the Fund’s net assets managed, 0.38% of the next $500 million of the Fund’s net assets managed, and 0.35% of net assets managed in excess of $1 billion. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2014, until November 30, 2015, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% and 0.65% of the average daily net assets representing Investor shares and Institutional shares, respectively. A similar fee waiver arrangement was in effect in prior periods. For the year ended January 31, 2015, Domini reimbursed expenses totaling $105,525.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini. Prior to January 7, 2015, Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth LLC (formerly known as RidgeWorth Capital Management, Inc.), and its predecessors, provided investment submanagement services to the Fund.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended January 31, 2015, fees waived by the Investor shares totaled $81,802.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended January 31, 2015, Domini waived fees as follows:

FEES WAIVED

Domini Social Bond Fund Investor shares	$-
Domini Social Bond Fund Institutional shares	18

3. INVESTMENT TRANSACTIONS

For the year ended January 31, 2015, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$61,414,783	$79,193,329
Investments in Securities	34,804,443	18,463,448

4. SUMMARY OF SHARE TRANSACTIONS

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	1,184,138	$13,394,719	2,323,812	$25,988,133
Shares issued in reinvestment of dividends and distributions	92,288	1,047,209	179,352	2,006,229
Shares redeemed	(1,043,443)	(11,843,735)	(2,987,328)	(33,341,287)
Redemption fees	-	8,458	-	8,390

Net increase (decrease)	232,983	$2,606,651	(484,164)	$(5,338,535)

Institutional Shares
Shares sold	154,025	$1,739,801	130,643	$1,448,832
Shares issued in reinvestment of dividends and distributions	1,126	12,773	2	21
Shares redeemed	(299,411)	(3,392,744)	(64,563)	(718,696)
Redemption fees	-	3,904	-	-

Net increase (decrease)	(144,260)	$(1,636,266)	66,082	$730,157

Total
Shares sold	1,338,163	$15,134,520	2,454,455	$27,436,965
Shares issued in reinvestment of dividends and distributions	93,414	1,059,982	179,354	2,006,250
Shares redeemed	(1,342,854)	(15,236,479)	(3,051,891)	(34,059,983)
Redemption fees	-	12,362	-	8,390

Net increase (decrease)	88,723	$970,385	(418,082)	$(4,608,378)

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

5. SUMMARY OF DERIVATIVE ACTIVITY

At January 31, 2015, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Asssets and Liabilities Location	Fair Value	Statement of Asssets and Liabilities Location	Fair Value

Interest rate contracts	Unrealized appreciation on OTC swap contracts	$2,472	Unrealized depreciation on OTC swap contracts	$-

For the six months ended January 31, 2015, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) on swap contracts	$-	$2,472

6. OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The following table summarizes any derivatives, at the end of the reporting period, that are subject to a master netting agreement or similar agreement. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to the master netting agreements in the Statement of Assets and Liabilities.

Counterparty

	Assets:
CSFP	OTC Interest rate swap contracts *	$2,472

	Liabilities:
	OTC Interest rate swap contracts *	0

	Total Derivative Net Assets	$2,472

* Excludes premiums if any. Included in unrealized appreciation/depreciation on OTC swap contracts on the Statement of Assets and Liabilities.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2015 (Unaudited)

7. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2014 is as follows:

Undistributed long term gains	$24,729
Capital losses, other losses and other temporary differences	(56,960)
Unrealized appreciation/(depreciation) . . . . . . . . . . . . . . . . . . . .	1,177,733

Distributable net earnings/(deficit) . . . . . . . . . . . . . . . . . . . . . . .	$1,145,502

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

For the year ended July 31, 2014, the Fund reclassified $1,980 from undistributed net investment income to accumulated net realized gains to align financial reporting and tax reporting.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2014	2013

Ordinary income	$1,489,918	$1,506,732
Long-term capital gain . . . . . . . . .	732,323	1,646,900

Total . . . . . . . . . . . . . . . . . . . . . . .	$2,222,241	$3,153,632

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

BOARD OF TRUSTEES’ APPROVAL OF SUBMANAGEMENT AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), review and consider the approval of a fund’s investment submanagement agreements. At its special meeting held on November 14, 2014, the Board of Trustees of the Domini Social Investment Trust including all of the Independent Trustees, voted to approve a proposed new submanagement agreement (the “New Agreement”) between Domini and Wellington Management Company LLP (“Wellington Management”) on behalf of the Domini Social Bond Fund (the “Bond Fund”). Prior to the November 14, 2014, meeting, the Board requested, received, and reviewed written responses from Domini and Wellington Management to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses.

In reaching their determination to approve the New Agreement, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors and the conclusions are described below.

Nature, Quality, and Extent of Services Provided. The Trustees considered the scope and quality of the services to be provided under the New Agreement such as the provision of the day-to-day portfolio management of the Bond Fund. The Trustees noted that pursuant to a Management Agreement between Domini and the Domini Social Investment Trust, on behalf of the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Bond Fund and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of a submanager. It was noted that Domini would apply its social and environmental standards to a universe of securities provided by Wellington Management and that Wellington Management would then provide the day-to-day portfolio management of the Bond Fund, including making purchases and sales of securities consistent with the Fund’s investment objective and policies and Domini’s social and environmental standards. The Trustees noted that the information provided by Wellington Management and Domini supported that there was no ownership affiliation between the two entities. The Trustees noted that Wellington Management serves as the submanager of the other Domini funds and considered the quality of services provided by Wellington Management to such other Domini funds.

The Trustees considered the professional experience, tenure, and qualifications of the proposed portfolio management team of the Bond Fund and the other senior personnel at Wellington Management. They also reviewed Wellington

Management’s compliance policies and procedures and compliance record. The Trustees noted that Wellington Management would be restructuring as part of a corporate modernization project prior to the effective date of the New Agreement and that the proposed submanagement services would be provided by Wellington Management’s successor entity, Wellington Management Company LLP, a Delaware limited liability partnership. The Trustees noted there would be no material changes to the proposed team that would provide services to the Fund or the policies and procedures of the firm as a result of Wellington Management’s restructuring project.

The terms of the New Agreement were also reviewed by the Trustees who noted that the terms and conditions set forth therein were the same as those in the Wellington Management submanagement agreements for the other Domini funds except for the applicable effective date, fund name, and fee schedule. The Trustees also considered the differences between the prior submanagement agreement and the New Agreement. The Trustees noted that the duties of each party and the standard of care under the New Agreement were substantially the same as under the prior submanagement agreement and the same as those under the existing Wellington Management submanagement agreement with the other Domini Funds.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided under the New Agreement.

Performance Information. The Trustees noted Wellington Management’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the Bond Fund because of the unique investment approach applied to the Fund (combining proprietary analysis from Domini and Wellington Management). The Trustees reviewed the investment performance (gross of all fees and expenses) of the core bond plus and core bond composites provided to them by Wellington Management through September 30, 2014 including, the year-to-date, 1-, 3-, 5- and 10-year periods ended September 30, 2014, as well as each composite’s performance for each full calendar year from 2004 through 2013. The Trustees compared these investment returns to the returns of the composite’s benchmark, the Barclays US Aggregate Bond Index, for the same periods. The Trustees noted that the gross returns of the core bond plus composite as of September 30, 2014 were positive and had outperformed the benchmark for the 1-, 3-, 5- and 10-year periods, but underperformed for the annual calendar year periods of 2007, 2008, and 2011. The Trustees noted that the gross returns of the core bond composite as of September 30, 2014 were also positive and had outperformed the benchmark for the 1-, 3-, 5- and 10-year periods, but underperformed for the annual calendar year periods of 2007 and 2008.

The Trustees also considered the recent market conditions and Wellington Management’s responses regarding the performance of its core bond and core bond plus fixed income strategy. The Trustees concluded that they had confidence in Wellington Management’s overall capability to submanage the Bond Fund.

Fees and Other Expenses. The Trustees considered the submanagement fees to be paid by Domini to Wellington Management under the New Agreement. The Trustees noted Wellington Management’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the Bond Fund because of the unique investment approach applied to the Fund (combining proprietary analysis from Domini and Wellington Management). The Trustees noted Wellington Management’s representation that the submanagement fees Wellington would receive, considering the nature and quality of service to be provided with respect to the Fund, are competitive with the fees Wellington receives for providing services to similarly sized client funds. The Trustees noted the differences in the fee schedules under the New Agreement and the prior submanagement agreement. However, the Trustees noted that, with respect to the Fund, Domini (and not the Fund) pays Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the continuance of the Domini Management Agreement at the April 25, 2014, Board meeting. The Trustees also noted that the management fee charged to Bond Fund shareholders by Domini would not change as a result of the New Agreement.

The Trustees determined, based on the nature and quality of the services provided by Wellington Management, and in light of the preceding factors, that the fees to be paid by Domini to Wellington Management with respect to the Bond Fund were reasonable in relation to the nature and quality of services to be provided and supported approval of the New Agreement.

Costs of Services Provided and Profitability. The Trustees referred to Wellington Management’s audited consolidated balance sheet as of December 31, 2013, reviewed in connection with their April 25, 2014 meeting and Wellington’s representation that there have been no material changes in the firm since the last fiscal year. The Trustees did not receive information regarding Wellington Management’s estimated profitability with respect to the submanagement services to be provided to the Bond Fund. The Trustees noted that it would be difficult for Wellington Management to estimate profitability with respect to the Bond Fund since it had not yet provided services to the Fund, but that it would be appropriate for the Trustees to request such information when they considered the continuation of the New Agreement.

Economies of Scale. The Trustees considered whether economies of scale would be realized by Wellington Management as the assets in the Bond Fund increased and the extent to which any economies of scale were reflected in the fee schedule of the New Agreement. The Trustees noted that there were breakpoints in the fee schedule of the New Agreement, as well as in the fee that was payable to Domini under the Management Agreement in effect for the Bond Fund. The Trustees noted that no changes to the Management fee arrangement were under consideration. The Trustees concluded that such breakpoints were an effective way to share economies of scale with Bond Fund shareholders and that this was a positive factor in support of the approval of the New Agreement.

Other Benefits. The Trustees considered the other benefits that Wellington Management and its affiliates would receive from their relationship with the Bond Fund. They noted in particular that none of Wellington Management or any of its affiliates provided any other services to the Bond Fund. The Trustees also considered the brokerage practices of Wellington Management including its use of soft dollar arrangements. In addition, the Trustees considered the intangible benefits that accrued to Wellington Management and its affiliates by virtue of their relationship with the Bond Fund. The Trustees concluded that the benefits to be received by Wellington Management and its affiliates were reasonable in the context of the relationship between Wellington Management and the Bond Fund and supported the approval of the New Agreement.

Conclusion. After consideration of the factors described above, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the New Agreement, including the fees payable thereunder, was fair and reasonable, and voted to approve the New Agreement.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/domini-funds/proxy-voting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Social Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

532 Broadway, 9th Floor

New York, NY 10012

Investment Submanager:

Domini Social Equity Fund

Domini International Social Equity Fund

Domini Social Bond Fund

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

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Domini Social Equity Fund Investor Shares: CUSIP 257132100 | DSEFX Class A Shares: CUSIP 257132860 | DSEPX Institutional Shares: CUSIP 257132852 | DIEQX Class R Shares: CUSIP 257132308 | DSFRX

Domini International Social Equity Fund

Investor Shares: CUSIP 257132704 | DOMIX

Class A Shares: CUSIP 257132886 | DOMAX

Institutional Shares: CUSIP 257132811 | DOMOX

Domini Social Bond Fund

Investor Shares: CUSIP 257132209 | DSBFX

Institutional Shares: CUSIP 257132829 | DSBIX

Printed on elemental chlorine free paper from well-managed forests, containing 10% post consumer waste.

Item 2.	Code of Ethics.

(a) Not applicable to a semi-annual report.

(c) Not applicable.

(d) Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable to a semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to a semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to a semi-annual report.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By:	/s/ Amy L. Thornton
Amy L. Thornton
President

Date: April 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Thornton
Amy L. Thornton
President (Principal Executive Officer)

Date: April 9, 2015

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: April 9, 2015